Ceffu Terms of Use Last updated: 8 June 2026 This agreement is for Clients who are onboarding with Ceffu Digital Pte Ltd. Download the PDF version here. 1. INTRODUCTION 1.1. These terms of use (hereinafter referred to as “Terms”) are entered into between you (hereinafter referred to as “you” or the “Client”) and Ceffu Digital Pte. Ltd. (hereinafter referred to as the “Custodian”, “us” or “we”). 1.2. By accessing, downloading, using or clicking on “I agree” to accept the Services (as defined below) provided by the Custodian, you confirm that you have read, understood, accepted and agree to be bound by all of the terms and conditions stipulated in these Terms as well as our Privacy Notice at https://www.ceffu.com/legal/privacy. In addition, when using some features in connection with the Services, you may be subject to specific additional terms and conditions (the “Additional Terms”) applicable to those features, set out in the respective Exhibits to these Terms and which form part of these Terms. If you do not agree to any terms and conditions stipulated in these Terms, Privacy Notice, or Additional Terms, do not access or utilize the Services or Additional Services. 1.3. Ceffu Digital Pte. Ltd. is a private company with its registered office at GT1-1791, Phendey Str, ChoeGo, Gelephu, Gelephu Mindfulness City, Bhutan. The Custodian has obtained a Financial Services Licence from the Gelephu Financial Services Office to conduct the following activities: (i) providing custody; (ii) arranging credit; and (iii) dealing in investment as agent. 1.4. In addition to the Services described in these Terms, other additional services listed in Exhibit A (“Additional Services”) may be made available to Clients by the Custodian, at its sole and absolute discretion. 1.5. The terms and conditions for the Additional Services set out in the respective Exhibits to these Terms form part of these Terms and are agreed by you by accepting these Terms as described in Article 1.2. If you do not use any Additional Services, then such Additional Services’ terms and conditions will not apply to you. All the provisions of these Terms are applicable for the Additional Services (which for the avoidance of doubt shall include Article 19), unless otherwise expressly provided for in the Additional Terms. 1.6. Please read these Terms carefully as they govern your use of the Services. These Terms explain many of your responsibilities to us and our responsibilities to you, how and when these Terms can be terminated and the extent of your and our liability. The Terms, which are currently in force, are always available on https://www.ceffu.com/legal/terms. We urge you to always consult the online version of these Terms for the most current information for future reference, as these Terms may change from time to time. 1.7. Risk Warning. As with any asset, the value of Virtual Assets can fluctuate significantly and there is a material risk of economic loss when buying, selling, holding or investing in Virtual Assets. You should therefore consider whether trading or holding Virtual Assets is suitable for you in light of your financial circumstances. We are not your broker, intermediary, agent or advisor and we have no fiduciary relationship or obligation to you in connection with any transactions or other activities you undertake when using the Services, except to the limited extent expressly set forth in any applicable Exhibit or Addendum to these Terms. We do not provide investment or consulting advice of any kind and no communication or information that we provide to you is intended as, or should be construed as, advice of any kind. It is your responsibility to determine whether any investment, investment strategy or related transaction is appropriate for you according to your personal investment objectives, financial circumstances and risk tolerance and you are responsible for any associated loss or liability. We do not recommend that any Virtual Asset should be bought, earned, sold or held by you. Before making the decision to buy, sell or hold any Virtual Asset, you should conduct your own due diligence and consult your financial advisor. We are not responsible for the decisions you make to buy, earn, sell or hold Virtual Assets based on the information provided by us, including any losses you incur arising from those decisions. You acknowledge that Virtual Assets held or controlled by us do not benefit from any form of deposit protection. You understand that there is a risk of loss resulting from a failure of the services provided by us. We have implemented measures to mitigate the risk of loss where appropriate, but you should be aware that these measures do not eliminate all risks. You should carefully consider these risks before engaging in any transactions involving Virtual Assets. 2. Definitions 2.1. Additional Regulations: means all relevant or applicable statutes, laws, principles of equity, rules, regulations, regulatory principles and requirements, notices, orders, writs, injunctions, judgements, bye-laws, rulings, directives, proclamations, circulars, mandatory codes of conduct, guidelines, practice notes and interpretations (whether of a governmental body, regulatory or other authority, or self-regulatory organization of which Custodian is a member), that are applicable to the provision, receipt or use of the Services, or any other products or deliverables provided, used or received in connection with the Services, these Terms, or any Additional Terms. 2.2. AML/CTF: means anti-money laundering and counter-terrorism financing. 2.3. Business Day: refers to any day except any Saturday, any Sunday, or any day which is a national legal holiday in Bhutan. 2.4. Custody Account or Accounts: refers to the custody accounts, including main accounts and subaccounts, which are opened, controlled and secured by the Custodian to store certain supported Virtual Assets on the Client's behalf and/or for Clients to record their usage of Services, transactions and basic information. 2.5. Clients: refer to all entities (legal persons or organizational units not being legal persons which have been granted the legal capacity by virtue of statutory law) that use Services and who meet the eligibility criteria and conditions stipulated by Custodian. 2.6. Digital or Virtual Assets: means a digital representation of value or rights which may be transferred and stored electronically, using distributed ledger technology or similar technology, including, but not limited to, cryptocurrencies, stablecoins, non-fungible tokens and tokenised derivatives of any other digital asset. By Digital or Virtual Assets we do not mean Fiat Currencies, e-money or financial instruments. 2.7. Fiat Currencies: means Government issued currency that is designated as legal tender in its country of issuance through government decree, regulation or law. 2.8. Mobile Application: means any mobile application developed or provided by us that enables you to use or otherwise access Services. 2.9. Restricted Person: means a person or legal entity who (a) is included in any trade embargoes or economic sanctions list (such as the United Nations Security Council Sanctions List, the list of specially designated nationals maintained by the office of foreign assets control of the U.S. Department of the Treasury (OFAC), or the denied persons or entity list of the U.S. Department of Commerce), or (b) resides, or is established, in any country listed in the List of Prohibited Countries. 2.10. Security Breach: means a situation where (a) your Account(s) or any of your access IDs have been compromised; (b) the loss, theft, or unauthorised use of any of your access IDs or any unauthorised access to and use of your Account or the Services on your behalf; or (c) any other security incident (including a cyber-security attack) affecting you and/or Custodian. 2.11. Services: refer to Virtual Assets custodial services provided to you by Custodian that are based on Internet and/or blockchain technologies and offered via the Website, Mobile Application, and other forms (including new ones enabled by future technological development), enabling you to receive, store, convert and transfer your balances of supported Virtual Assets. 2.12. Website: refers to our website https://www.ceffu.com including all its sub-domains. 3. General Provisions About These Terms 3.1. Contractual Relationship These Terms constitute a legal agreement and create a binding contract between you and the Custodian. 3.2. Supplementary Terms Due to the rapid development of Virtual Assets and the Custodian, these Terms between you and the Custodian do not enumerate or cover all rights and obligations of each party, and do not guarantee full alignment with needs arising from future development. Therefore, Custodian’s Privacy Notice, additional regulations, and all other agreements entered into separately between you and the Custodian are deemed supplementary terms that are an integral part of these terms and shall have the same legal effect. Your use of Services is deemed your acceptance of the above supplementary terms. If you do not agree to any of the supplementary terms, do not access or utilize the Services. 3.3. Prohibition of Use

By accessing and using the Services, you represent and warrant that you are not and/or have not been included in any trade embargoes or economic sanctions list (such as the United Nations Security Council sanctions list), the list of specially designated nationals maintained by OFAC (the Office of Foreign Assets Control of the U.S. department of the treasury), or the denied persons or entity list of the U.S. department of commerce. The Custodian reserves the right to choose markets and jurisdictions to conduct business, and may restrict or refuse, in its absolute and sole discretion, the provision of Services in certain countries or regions. 4. Interpretation In these Terms: ● a singular word includes the plural and vice versa; ● a word which suggests one gender includes the other gender; ● if a word or phrase is defined, its other grammatical forms have a corresponding meaning; ● a reference to a document or an agreement (including a reference to this document) is to that document or agreement as amended, supplemented, varied or replaced; ● a reference to legislation or to a provision of legislation (including subordinate legislation) is to that legislation as amended, re-enacted or replaced, and includes any subordinate legislation issued under it; and ● words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. 5. In General 5.1. As further detailed in Article 6 below, Clients must register and open an Account with the Custodian in order to use our Services. 5.2. All Clients shall: a) act in good faith and adhere to these Terms, any Additional Regulations as well as other provisions governing the use of our Services, and timely as well as properly fulfill their obligations to us; b) provide us with information, documents and data which is accurate, correct, up to date, not misleading and free of viruses or other computer programs or files that could interfere with the normal functioning of the Account and/or Services and/or related applications; c) ensure that any unauthorized or suspicious activity on your Account is identified and notified to us as soon as possible. You acknowledge that any breach of security may result in unauthorized access to your Account by third parties and the loss or theft of any Virtual Assets and/or funds held in your Account; d) take all reasonable measures necessary to prevent illegal disclosure, appropriation, or use of your data related to transactions in Virtual Assets; and e) at all times comply with all applicable laws and regulations. 5.3. We reserve the right to exercise our discretion at any time to develop, improve, and otherwise modify the Website and/or Mobile Application and/or the applications comprising your Account or other programs related to our Services provision, the functions and functionality of the Website and/or of our Mobile Application and/or of our system, including, but not limited to quantity of functions (by both increasing and decreasing it), their scope (by both increasing and decreasing it), procedure for use of the Services, scope of data required for your identification and identification procedures etc. We will use our best efforts to publish information about the changes described in this Article on the Website and/or our Mobile Application. We assume no responsibility for any losses and inconveniences suffered by you and/or any third parties, which may be sustained as a result of exercising our right indicated in this Article. 6. Account Registration and Requirements 6.1. Registration 6.1.1. All Clients must complete their Account registration before obtaining access to the Services. Application for Account registration may be submitted through the Custodian’s Mobile Application. Alternatively, Clients may ask us to contact them by submitting a request through the Contact Us form available on the Website. 6.1.2. When you register an Account, you must provide us with the requested information and documents, and accept these Terms, the Privacy Notice and any Additional Regulations. In case of third party representation, the representative must provide us with documents proving his authorization. 6.1.3. You agree to provide complete and accurate information when opening an Account, and agree to notify us immediately, no later than within ten (10) calendar days, of any changes to any information you have provided to us in connection with these Terms and/or of any circumstances that have or are likely to have a negative impact on the due discharge of your obligations to us and/or of any circumstances that are material for the performance of these Terms, e.g. names of authorized persons, your name/title, code, registered office address, place and nature of business, email address, shareholders’ structure, restructuring, bankruptcy or liquidation proceedings, etc. At our request, you must submit any documents (originals, duly certified paper copies or scanned copies or in any other form requested by us) supporting such changes in information or circumstances, irrespective of whether such information or documents have been provided to public registers. 6.1.4. The Custodian may, in its absolute and sole discretion and without specifying any reasons, refuse to open an Account for you. 6.2. Eligibility, Warranties and Representations 6.2.1. By registering to use an Account and Services, you represent and warrant that: a) you have read and commit to be bound by these Terms; b) as a legal person, or other organization, you have full legal capacity and sufficient authorizations to enter into these Terms. If you act as an employee or agent of a legal entity, and enter into these Terms on a legal entity’s behalf, you represent and warrant that you have all the necessary rights and authorizations to bind such legal entity; c) as a legal person or other organization, you are duly established and operate in a country in which our Services are legally accessible; d) you have not been previously suspended or removed from using our Services;

e) you have no tax reporting requirements deriving from the laws of the U.S. or any other country or region where we will be obliged to be registered or licensed locally to provide our Services; nor are you acting on behalf of such persons; nor you or a person you represent reside/is incorporated in a country in which our Services are not legally accessible. In case you are a Canada or Netherlands based person, you understand and acknowledge that you shall not use the Additional Services and that these Additional Services will not be made available to you by us; f) your financial status allows you to accept the risks relating to Virtual Assets; g) you have provided accurate and complete information and documents requested by us; h) your use of Services will not violate any and all laws and regulations applicable to you, including but not limited to regulations on anti-money laundering, anti-corruption, and counter-terrorist financing; i) you are not a Restricted Person; j) you will not use / intend to use the Services for anything that is unlawful, abusive, malicious or that could disable, overburden, or impair the proper working of the Services or may hurt our reputation or otherwise pose any threat to us; k) at all times you comply with these Terms, any Additional Regulations as well as all applicable laws and regulations; l) any and all actions (transactions) performed by you using your Account or our Services, the use of our other Services and/or discharge of other provisions of these Terms shall be valid and shall have the same legal effect as the actions (transactions) formalized by a paper document signed by you, and if you are acting on behalf of a legal entity, then also by a paper document signed by you and endorsed with the stamp or seal of such entity, if any; m) you have sufficient knowledge relating to Virtual Assets to use our Services, and understand that you are solely responsible for determining the nature, potential value, suitability, risks and appropriateness of our Services; and n) all Virtual Assets owned by you are yours and have been obtained from legitimate sources. 6.2.2. By registering for an Account and/or using the Services, you represent and warrant that all of the above is true and accurate on the day of registering for an Account and shall remain true and accurate until you cease to use our Services. 6.2.3. During the term of these Terms, the Custodian: shall maintain a business continuity plan that will support its ability to conduct business in the event of a significant business disruption. 6.3. Clients Identity Verification 6.3.1. By registering for an Account, you agree to provide required entity and/or personal information for entity and identity verification. Such information will be used to verify your identity, identify traces of money laundering, terrorist financing, fraud and other financial crimes, or for other lawful purposes stated by Custodian.

6.3.2. We will collect, use, disclose, process and share such information in accordance with our Privacy Notice. 6.3.3. In addition to providing such information, you agree to allow us to keep a record of that information during the period for which your account is active and for regulatory purposes necessary after your account is closed, or such other period as prescribed by applicable law. You also authorise us to make enquiries, whether directly or through third parties, that we consider necessary to verify your identity, and that of any permitted users, or protect you and/or us against fraud, money laundering, terrorist financing or other financial crime, and to take any action we deem necessary based on the results of such enquiries. When we carry out enquiries, you acknowledge and agree that your personal information, and that of any permitted users, may be disclosed for identity verification, compliance data recordation, credit reference, fraud prevention, or financial crime agencies and that these agencies may respond to our enquiries in full. 6.3.4. In order for you to obtain an Account and access our Services, we have to be satisfied with the outcome of any identity, fraud and background checks including but not limited to all other AML/CTF checks which we may conduct in relation to you at any time during the term of your relationship with us. 6.3.5. If we have any grounds for believing that any of the information or documents you provided are incorrect, false, outdated or incomplete, the Custodian reserves the right to send you a notice to demand correction, directly delete the relevant information, and, as the case may be, terminate all or part of Services we provide to you. 6.3.6. If we are unable to reach you with the contact information you provided, you shall be fully liable for any loss or expense caused to the Custodian as a direct or indirect result of that inability. 6.3.7. You acknowledge and agree that you have the obligation to update all the information, if there is any change, in a timely manner, as described in Articles above. 6.3.8. We have the right to terminate a business relationship with you and/or a legal entity you represent at any time if we determine that we are not satisfied with the outcome of any identity, fraud and background checks including all other AML/CTF checks. 6.3.9. We may be required under applicable law or under Additional Services features to share information about your Account and Account history with third parties or with affiliates of the Custodian. You acknowledge and agree that we are entitled to disclose such information. 6.3.10. We have the right to request any additional information about your end-users as we deem it necessary or to comply with any applicable laws. 6.4. AML/CTF requirements 6.4.1. You are required to complete certain AML/CTF identification and identity verification procedures before you are permitted to start using our Services. 6.4.2. We seek to comply with all relevant legal requirements in the field of AML/CTF. For the purposes of know-your-customer, it is necessary for us to obtain from you and retain the required documents, information and data confirming your identity and/or the identity of a legal entity you represent and any other relevant documents and/or information. 6.4.3. We will perform an identification and a risk assessment procedure of/on you and/or a legal entity you represent. 6.4.4. For the purpose of identification and risk assessment, you must submit to us the required information and documents. We shall have the right to take other legitimate measures for the purpose of identification and risk assessment of you and/or a legal entity you represent. Failure to submit required information and/or documents or provision of incorrect or incomplete information and documents, or failure to comply with our other instructions will result in our Services being unavailable to you. 6.4.5. At the moment of establishing a business relationship with us and/or before and/or after the execution of any particular transaction in Virtual Assets, we shall have the right to demand from you any documents and/or information, including, but not limited to those confirming the legal grounds as well as sources (origin) of your Virtual Assets and other assets and the purpose and planned nature of your business relationships with us, the nature of business and management (shareholding) structure of a legal entity you represent, beneficial owners and/or other documents and information to the extent necessary for us to adequately fulfill the requirements of relevant legal acts in the field of AML/CTF. 6.4.6. You may also be required to undergo additional (enhanced) due diligence, where we may request that you submit additional information about yourself or your business, provide relevant records, and arrange for meetings with our staff so that we may, among other things, establish the source of your wealth and source of Virtual Assets for any transactions carried out in the course of your use of our Services. We reserve the right to charge you costs and fees associated with such additional due diligence. 6.4.7. We shall have the right to restrict or terminate the provision of our Services if, before and/or after the execution of any particular transaction in Virtual Assets, you do not submit to us or avoid, or refuse to submit to us the requested documents and/or information, or conceal the requested documents and/or information, or provide incorrect or incomplete requested information, or otherwise fail to comply with any other instructions we give. 6.4.8. We shall have the right to verify the information provided by you using reliable and independent sources of information and other lawful methods. You authorize us to make enquiries, whether directly or through third parties, that we consider necessary to verify your identity or protect you and/or us against fraud or other financial crime, and to take action we reasonably deem necessary based on the results of such enquiries. You acknowledge and agree that we may disclose your personal information to credit reference, fraud prevention or financial crime agencies which we use to assist with the enquiries. This is an identity check only and should have no adverse effect on your credit rating. Additionally, we may require you to wait for some amount of time after the completion of a transaction before permitting you to use further Services and/or before permitting you to engage in transactions beyond certain volume limits. 6.4.9. We shall monitor your transactions and in the case of a suspicious and/or unusual operation or transaction, we shall have the right to suspend it, including, but not limited to, the suspension or withdrawal of your Virtual Assets, for a certain period of time. This includes any decision we take to suspend a transaction where we reasonably believe that its acceptance would, or is reasonably likely to, expose us or any affiliate to any liability (contingent or otherwise) or where we consider that the acceptance or transfer of the Virtual Asset may involve or result in a violation of any applicable law. In that case, we shall not be liable to you for any default on any contractual obligations and/or for any damages or losses sustained by you. 6.4.10. We shall have a general duty to report any suspicious activity identified during the business relationship with you to the relevant authorities as well as other reporting duties deriving from relevant legal acts. We shall not be liable to you for the execution of such duties. 6.4.11. We shall be entitled to terminate a business relationship with you and/or a legal entity you represent at any time if we determine that continuing such a business relationship with you and/or a legal entity you represent exposes us to a money laundering and/or terrorist financing risk that we no longer deem acceptable. 6.5. Account Usage Requirements The Account can only be used by the Account registrant. The Custodian reserves the right to suspend, freeze or cancel the Account if used by persons other than the Account registrant. If you suspect or become aware of any unauthorized use of your Account, you should notify us immediately. The Custodian assumes no liability for any loss or damage arising from the use of the Account and/or Services by you or any third party with or without your authorization. 6.6. Account Security 6.6.1. The Custodian is committed to maintain the security of Virtual Assets entrusted to the Custodian by Clients and has implemented industry standard protection for the Services offered, however, the actions of individual Clients may pose risks. 6.6.2. You agree to treat your access credentials (such as Client's email address and password) as Confidential Information, and not to disclose such information to any third party. You also agree to be solely responsible for taking the necessary security measures to protect your Account and personal information. 6.6.3. You are responsible for keeping the electronic device through which you access our Services safe and maintaining adequate security and control of any and all security details that you use to access our Services. This includes taking all reasonable steps to avoid the loss, theft or misuse of such an electronic device and ensuring that such an electronic device is both encrypted and password protected. 6.6.4. Any loss or compromise of your electronic device or your security details may result in unauthorized access to your Account by third parties and the loss or theft of any of your Virtual Asset. You must always keep your security details safe. For example, you should not write them down or otherwise make them visible to others. 6.6.5. You are solely responsible for keeping your Account and password safe, and are responsible for all the transactions under your Account. The Custodian assumes no liability for any loss or consequences caused by authorized or unauthorized use of your account credentials, including but not limited to information disclosure, information release, etc. You are fully responsible for any possible adverse consequences. 6.6.6. We reserve the right to terminate or suspend the use of your Account if we believe that the security of your Account has been compromised or we suspect unauthorized or fraudulent use of your Account. This includes any decision by us to suspend the use of your Account if we reasonably believe that the continued use of the Account and/or the Services would or is likely to expose us or any of our affiliates to any liability (contingent or otherwise) or if we believe that the continued use of the Account and/or the Services may involve a violation of or result in non-compliance with any applicable law. We will not be liable to you for any loss incurred by you as a result of our suspending your access to your Account and will not be liable to you for any damages or compensation in such circumstances. 6.6.7. By creating the Account, you hereby agree that: a) you will notify us immediately if you are aware of any unauthorized use of your Account or any other violation of security rules; b) you will strictly abide by all mechanisms or procedures of the Custodian regarding security and authentication; and c) you will take appropriate steps to log out from your Account at the end of each visit. 6.7. Login to your Account 6.7.1. Login to your Account requires verification of your email, access credentials such as Client's email address, password as well as successful completion of two factors authentication. More information on this may be found on our Mobile Application. 6.7.2. Clients are solely responsible for keeping electronic devices through which our Services are accessed safe and maintaining adequate security and control of any and all security details that are used to access our Services. This includes taking all reasonable steps to avoid the loss, theft or misuse of said electronic devices and ensuring that said electronic devices are encrypted and password protected. Any loss or compromise of personal electronic devices or security details may result in unauthorized access of a Client’s Account by third parties and the loss or theft of any Virtual Asset held therein. The Custodian shall not be responsible and liable for any such adverse consequences. 6.8. Services 6.8.1. Upon completion of the registration and identity, AML/CTF verifications for your Account, you may use Services in accordance with the provisions of these Terms (including Additional Regulations and other individual agreements). The Custodian, in its sole absolute discretion, has the right to: a) provide, modify or terminate any Services; and b) allow or prohibit any Clients’ use of any Services. 6.8.2. For the purposes of Services’ provision, you authorize us to take any actions that we deem necessary to provide our Services to you and to comply with any applicable law and these Terms. 6.8.3. We reserve the right to set at any time the minimum and the maximum amounts of Virtual Assets to be received, stored, converted and transferred in a given period by indicating such restrictions on the Website and/or Mobile Application and/or your Account.

6.8.4. The amount of time required to process a receipt or transfer transaction in Virtual Assets will depend on various factors, including the performance of third parties. Once submitted to a Virtual Assets network, a Virtual Asset transaction will be unconfirmed for a period of time pending sufficient confirmation of the transaction by the Virtual Asset network. A Virtual Asset transaction is not complete while it is in a pending state. Virtual Assets associated with Virtual Assets transactions that are in a pending state will be still shown in your balance of Virtual Asset with the Custodian, but will remain unavailable (until Virtual Assets transaction is completed) – please be aware of this while checking your current balance. We make no guarantee as to when the received Virtual Assets will appear in your Account as well as when the transferred Virtual Assets will reach the payee. 7. Service Usage Guidelines 7.1. License 7.1.1. Provided that you comply with the express terms and conditions stated in these Terms, the Custodian grants you a revocable, limited, royalty-free, non-exclusive, non-transferable, and non-sublicensable license to access and use Services through your computer or Internet compatible devices for your personal/internal purposes. 7.1.2. You are prohibited to use Services for resale or commercial purposes, including holding Virtual Assets on behalf of other persons or entities, unless you are their authorized representative and this is properly disclosed to us. The above acts are expressly prohibited and constitute a material violation of these Terms. The content layout, format, function and access rights regarding Services should be stipulated at the discretion of the Custodian. The Custodian reserves all rights not expressly granted in these Terms. Therefore, you are hereby prohibited from using Services in any way not expressly authorized by these Terms. 7.1.3. These Terms only grant a limited license to access and use Services. Therefore, you hereby agree that when you use Services, the Custodian does not transfer Services or the ownership of intellectual property rights of any of the Custodian’s intellectual property to you or anyone else. All the text, graphics, Clients interfaces, visual interface, photos, sounds, process flow diagrams, computer code (including HTML code), programs, software, products, information and documents, as well as the design, structure, selection, coordination, expression, look and feel, and layout of any content included in the Services or provided through the Services, are exclusively owned, controlled and/or licensed by Custodian or related companies, licensors or affiliates. 7.1.4. The Custodian owns any feedback, suggestions, ideas, or other information or materials (hereinafter collectively referred to as “Feedback”) about Custodian or Services that you provide through email, Services, or other ways. You hereby transfer all rights, ownership and interests of the Feedback and all related intellectual property rights to the Custodian. You have no right and hereby waive any right to acknowledgment of or compensation based on any feedback or any modifications arising directly or indirectly from any feedback. 7.2. Restriction 7.2.1. When you use the Services, you agree and undertake to comply with the following provisions: a) during the use of Services, all activities you carry out must comply with the requirements of applicable laws and regulations, these Terms, and various guidelines of the Custodian as made available to you from time to time; b) your use of Services should not violate public interests, public morals, or the legitimate interests of others, or interfere with, disrupt, negatively affect, or prohibit other Clients from using Services; c) without prior written consent from the Custodian, you may not modify, replicate, duplicate, copy, download, store, further transmit, disseminate, transfer, disassemble, broadcast, publish, remove or alter any copyright statement or label, or license, sub-license, sell, mirror, design, rent, lease, private label, grant security interests in the properties or any part of the properties, or create their derivative works or otherwise take advantage of any part of the properties; and d) you may not (i) use any deep linking, web crawlers, bots, spiders or other automatic devices, programs, scripts, algorithms or methods, or any similar or equivalent manual processes to access, obtain, copy or monitor any part of the properties, or replicate or bypass the navigational structure or presentation of Services in any way, in order to obtain or attempt to obtain any materials, documents or information in any manner not purposely provided through Services; (ii) attempt to access any part or function of the properties without authorization, or connect to Services or any Custodian’s servers or any other systems or networks of any Services provided through the Services by hacking, password mining or any other unlawful, abusive or prohibited means; (iii) probe, scan or test the vulnerabilities of Services or any network connected to the properties, or violate any security or authentication measures on Services or any network connected to Services; (iv) reverse look-up, track or seek to track any information of any other Clients or visitors of Services; (v) take any actions that impose an unreasonable or disproportionately large load on the infrastructure of systems or networks of Services or the Custodian, or the infrastructure of any systems or networks connected to Services; (vi) use any devices, software or routine programs to interfere with the normal operation of Services or any transactions on Services, or any other person’s use of Services; (vii) forge headers, impersonate, or otherwise manipulate identification, to disguise your identity or the origin of any messages or transmissions you send to Custodian, or (viii) use Services in an illegal way. 7.2.2. By accessing Services, you agree that the Custodian has the right to investigate any violation of these Terms, unilaterally determine whether you have violated these Terms, and take actions under applicable laws and regulations without your consent or prior notice. Examples of such actions include, but are not limited to: a) blocking and closing order requests for the transfer of your Virtual Assets; b) freezing your account and related Virtual Assets; c) reporting the incident to the authorities; d) publishing the alleged violations and actions that have been taken; and e) deleting any information you published that are found to be violations. 7.2.3. It is strictly prohibited to use any of the Services for any of the following: a) to conduct or engage in any illegal or unlawful activity;

b) to hide or disguise the proceeds of any illegal or unlawful activity; c) to engage in any fraudulent or malicious activity; d) to control or use an Account that is not yours; e) to allow anyone who is not a duly authorized person to have access to or use your Account; f) to act in a way which imposes an unreasonable or disproportionately large load on our infrastructure, or detrimentally interfere with, intercept, or expropriate any our system, data, or information; g) to transmit or upload any material to our system or the Website or the Mobile Application that contains viruses, trojan horses, worms, or any other harmful or deleterious programs; h) to attempt to gain unauthorized access to our system or the Website or the Mobile Application, Accounts of other Clients, computer systems or networks connected to our system or the Website or the Mobile Application, through password mining or any other means; i) to use the Account information of other Clients to access or use our system or the Website or the Mobile Application; j) to infringe on our proprietary intellectual property; k) to conduct or engage in activity in a way that we reasonably believe might harm our ability to provide our Services; and l) to engage in any other use or activity that breaches these Terms or is not in conformity with sustainable activities of Custodian, ensuring of human rights, transparency, gender equality, moral and ethics, or other activity deemed unacceptable by Custodian. 7.2.4. We reserve the right, without any prior notice or explanation, to refuse any person from using our Services or to terminate an existing relationship with anyone if we have a reasonable doubt that the activity being carried out by that person/you is in violation of the prohibitions specified in this Article. 7.2.5. We also reserve the right at all times to monitor, review, retain and/or disclose any information as necessary to satisfy any applicable law, regulation, sanctions programs, legal process or governmental request. 7.3. API The Custodian may provide an Application Programming Interface (“API”) which enables the Client to integrate custodian Services within its own application. The Custodian reserves the right to add or suspend or delete some of the Services provided through the API in its sole discretion. 7.3.1. The Custodian grants a limited, revocable, non-exclusive, non-transferable, non-sublicensable right to use the API solely for the purposes of the custodian Services described above and subject to the Client’s compliance with these Terms and any other agreement between the parties. The Client undertakes to not misuse the API notably by (a) interfering with or disrupting the API or the servers or networks providing the API, (b) reverse engineering or disassembling any aspect of the Website or the API in an effort to access any source code, underlying concepts and algorithms, (c) performing any unauthorized vulnerability, penetration or similar testing on the API, (d) sublicensing an API for use by a third party, or (e) using the API or data provided through the API for any other purpose. 7.3.2. In order to use the API, the Client must create its own API Key and Secrets by logging into its Custody account. The Client agrees that (a) the access and use of the API are entirely at its own risk, (b) loss of API Key and Secrets may result in critical losses, (c) it needs to manage its own security control and risk management in order to protect its API usage and (d) it is responsible for any and all orders, trades, and other instructions entered into advanced trading including identifiers, permissions, passwords, and security codes associated with their Account. 7.3.3. The Custodian is not responsible for any liabilities that the Client incur as a result of the use of the API or actions you take based on the API. 7.3.4. The Custodian has the right to immediately suspend or terminate Client’s access to the API without notice if the Custodian believes you are in violation of these Terms or any other agreement which may be in place between the parties. 7.3.5. The Custodian may, at its sole discretion, set limits on the number of API calls that the Client is able to make. The Client acknowledges and agrees that if the limits are exceeded, the Custodian may moderate the Client’s activity or cease offering access to the API in its sole discretion. 8. Custody Account The Custodian shall provide the following wallet Services: 8.1. Qualified Wallet. The Custodian shall provide one or more individual on-chain addresses dedicated to the Clients (“Qualified Wallet”), secured by the Custodian, to store certain supported Virtual Assets on Client's behalf. The Virtual Assets held to the credit of the Client's Qualified Wallets are not treated as the assets of the Custodian. The Virtual Assets stored in Client's Qualified Wallet are segregated from Virtual Assets that Custodian custodies for its other Clients or Virtual Assets of Custodian. Within the Qualified Wallet, the keys shares giving access to the Virtual Assets are managed across different geographical regions and held by the Custodian's employees. 8.2. Prime Wallet. The Custodian may provide access, at the Client's request, to the omnibus wallet, with individual deposit addresses and centralized withdrawal addresses, operated by the Custodian in connection with the MirrorX Service in which Virtual Assets of one Client are pooled together with those held by the Custodian for other Clients (“Prime Wallet”). The Client hereby declares that, by: (i) acknowledging and accepting these Terms; (ii) binding the Prime Wallet to an account with the Exchange Operator; and (iii) delegating the Eligible Virtual Assets, it is constituting those Virtual Assets as trust property (“MirrorX Trust”) and is the settlor of such MirrorX Trust, in accordance with the terms of the MirrorX Declaration of Trust. Custodian accepts its appointment as trustee, holding the assets solely under the terms of the MirrorX Trust set out in the MirrorX Declaration of Trust. By delegating the Virtual Assets in the Prime Wallet to an account with the Exchange Operator, Client expressly confirms it has legal title to such assets, intends to constitute the MirrorX Trust for the benefit of the designated beneficiary, and agrees to be bound by the MirrorX Declaration of Trust. Custodian’s role is strictly as trustee with no beneficial interest in the assets. 8.3. Co-sign Wallet. The Custodian may provide, at Client’s request, wallets with individual on-chain addresses dedicated to the Client, where the Client retains control over one key share, while the other two key shares are retained by the Custodian (“Co-sign Wallet”). Two key shares out of three key shares are required to sign a transaction. The Virtual Assets stored in Client's Co-Sign Wallet are segregated from Virtual Assets that Custodian custodies for its other Clients or Virtual Assets of Custodian. Key share held by Client: This will be generated on the Client’s device and managed solely by the Client. In the event that the Client loses the key share or the device holding the key share, the Custodian will require the Client’s representative to provide the Custodian with a signed directors’ resolution confirming the request before the Custodian will proceed with reissuing a new key share. You acknowledge and agree that you are solely responsible for any losses suffered by you and/or any third parties, which may be sustained as a result of you losing your key share or the device holding the key share. This includes but is not limited to losses as a result of your key share being compromised. Key shares held by Custodian: This will be managed across the Custodian’s different servers. Under ordinary circumstances, the Custodian will not utilize the third key share. The third key share shall only be utilized in the event that the Client loses their key share or the device holding the key share. All Client Virtual Assets held in custody by the Custodian under any wallet service—whether Qualified Wallet, Prime Wallet, or Co-sign Wallet—remain the sole property of the Client. The Custodian acts solely as a custodian (and trustee for the purposes of MirrorX services) of such Virtual Assets and does not acquire any ownership rights over them. The Custodian holds and manages these Virtual Assets exclusively on behalf of the Client in accordance with the applicable agreements, including these Terms, and trust arrangements where applicable, provided that this paragraph shall be subject to the terms of the MirrorX Declaration of Trust, when applicable. 9. Receiving Virtual Assets 9.1. Upon completion of the registration and identity, AML/CTF verifications for your Account, you may receive supported Virtual Assets to your dedicated deposit wallet address held with the Custodian in accordance with the provisions of these Terms and any Additional Regulations. 9.2. Each Client has his dedicated deposit wallet address, which is visible on the Client's Account (deposit page of Custodian Website or Mobile Application). 9.3. Each Client can choose to have multiple deposit wallets. 9.4. Deposits received will only be made available after verification checks have been made in accordance with applicable law. Where we have insufficient information to meet our requirements we may reject or return any transferred assets received. 9.5. A Client, having noticed that Virtual Assets have been credited to its Account by mistake or in other ways that have no legal basis, is obliged to immediately notify the Custodian. The Client has no right to dispose of Virtual Assets that do not belong to him and must follow the Custodian’s instructions with respect to any Virtual Assets received without legal basis. 10. Storing Virtual Assets 10.1. The Client’s Virtual Assets shall be held and stored by the Custodian. The Custodian may rely on technology and a platform provided by a third party to provide Services. Any relations regarding holding and storing Client’s Virtual Assets shall be between a Client and the Custodian only. 10.2. Subject to Article 16, the Client may store different supported Virtual Assets with the Custodian. By keeping different Virtual Assets in the Account, the Client undertakes responsibility for possible depreciation of different Virtual Assets due to fluctuations in the price of such Virtual Assets and shall not have a right to raise claims against the Custodian in this respect. The list of currently supported Virtual Assets is available at the dashboard of the Mobile Application or at https://www.ceffu.com/supported-assets. 10.3. In order to check the current balance of Virtual Assets, the Client should log in to their Account. 10.4. The Client may select to view its Virtual Assets balance in different Fiat Currencies. The Client acknowledges that (a) the Fiat Currencies displayed may be used for information purpose only; (b) the Custodian does not guarantee the accuracy of the Fiat Currency data vis-a-vis the exchange rates that the Client may get from other market value information sources, (c) and the Custodian only holds the Virtual Assets and not the displayed amount of Fiat Currencies. 10.5. Account statements will be made available upon request, an electronic account statement in csv or similar format will be made available to the Client. Each account statement will identify the amount of each Virtual Asset in Client's Custodial Account at the end of last month and set forth all transactions in Client's account during that period. Each statement may be provided via email to the Client or other means disclosed to Client. 11. Transferring Virtual Assets 11.1. In order for a Client to initiate the transfer of its Virtual Assets with the Custodian, the Client must submit a transfer request to the Custodian. The transfer request may require the approval of multiple approvers in the Client’s systems before it is submitted to Custodian, according to pre-set rules, and it must specify the type and amount of Virtual Asset to be transferred, the payee's wallet address and any other details we may request from you. The Custodian will only process transfer requests to whitelisted addresses. Once the transfer request is received and confirmed by the Custodian, the transfer transaction will be approved in accordance with the respective wallet signing rules and thresholds. Once approved, the transfer transaction cannot be canceled, reversed or modified and will be executed on the blockchain (broadcast to the relevant Virtual Asset network). 11.2. Subject to any agreement between the Client and the Custodian, each transfer must be initiated by the Client and a transfer request must pass the respective multi-approval scheme set by the Client to be submitted to the Custodian. 11.3. We will process transfers in accordance with the requests we receive from you – please verify all transaction information prior to submitting the transfer requests to us. We do not guarantee the identity of any Client, receiver, requestee or other third party and we will have no liability or responsibility for ensuring that the information you provide is accurate and complete. 11.4. Custodian reserves the right to refuse to process or to execute any pending Virtual Assets transactions if the Custodian reasonably believes that the processing of the transaction would or is likely to expose us or any of our affiliates to any liability (contingent or otherwise) or may be in contravention of applicable law. We may also refuse to process or cancel any pending Virtual Asset transaction as required by law, regulation or any court or other authority to which the Custodian is subject in any jurisdiction, including but not limited to instances where there is suspicion of money laundering, terrorist financing, fraud, or any other financial crime. 11.5. The Client acknowledges and agrees that during the provision of the Services, the Client’s Virtual Assets that are allocated to be transferred may, for the purposes of Virtual Assets’ transfer, be commingled with other Clients’ Virtual Assets to be transferred. 11.6. Transactions in Virtual Assets are irreversible and the Client is fully responsible for specifying the correct wallet address of payee - the Client who made a transfer in Virtual Assets bears all risks of losses attached thereto. The Custodian cannot retrieve the Virtual Assets if the Client erroneously transfers its Virtual Assets into the wrong wallet address. We take no responsibility and no liability for transfers erroneously made by the Clients. 12. Withdrawal and Return of Virtual Assets 12.1. General Provisions. Clients may request the withdrawal of Virtual Assets held in custody at any time, subject to compliance with security protocols, verification procedures, and applicable laws. In cases where the Custody Services are terminated, the Client must request the return of Virtual Assets within the specified period, as outlined below. 12.2. Regular Withdrawals. Clients can withdraw Virtual Assets at their discretion by: a) submitting a withdrawal request through the following Custodian’s platform: web, Mobile Application and API; b) providing a whitelisted wallet address for the transfer of Virtual Assets; and c) completing any required security verifications, such as multi-factor authentication or additional approval processes. 12.3. Withdrawal Upon Termination of Custody Services. In the event of termination of the Services (whether initiated by the Client or the Custodian), the Client must: a) submit a withdrawal request within seven (7) days of receiving termination notice; b) provide a whitelisted wallet address for asset transfer; and c) ensure that all outstanding fees and obligations are settled prior to withdrawal. 12.4. Restrictions on Withdrawal and Return. The Custodian may suspend or delay a withdrawal request under the following circumstances: a) Regulatory or Legal Hold: if required by a court order, law enforcement, or regulatory authority. b) Suspicious Activity or Compliance Review: if the transaction raises concerns related to fraud, anti-money laundering (AML), or counter-terrorism financing (CTF) regulations. c) Technical or Operational Issues: if there are network delays, security incidents, or system maintenance affecting withdrawal operations. 13. Control and Liability of Virtual Assets 13.1. Clients acknowledge and agree that on their instructions, Virtual Assets may, at times, be transferred or delegated to third-party service providers or counterparties, including but not limited to liquidity providers, staking services, and security custodians. In such cases, the control of the Virtual Assets may be temporarily or permanently transferred to such entities.

13.2. The Custodian will notify clients, via their registered contact details, whenever control of any Virtual Asset is transferred to another entity as part of an authorized transaction or operational requirement. 13.3. Client Acknowledgment and Risk Disclosure 13.3.1. Clients acknowledge that certain transactions or operational activities may require the Custodian to relinquish control over Virtual Assets, and liability may shift to another identified entity. 13.3.2. The Custodian will not be liable for any losses incurred due to actions or omissions of third-party service providers unless explicitly stated in a separate agreement. 13.3.3. Clients are responsible for understanding the implications of transferring Virtual Assets out of custody and should conduct their own due diligence on any third parties involved in such transactions. 14. Settlement Finality and Discharge of Obligations 14.1. Finality of Withdrawals and Transfers. A withdrawal or transfer of Virtual Assets shall be deemed final and irrevocable when: a) the Custodian has broadcasted the transaction to the relevant Virtual Asset network; b) the transaction has received the required number of confirmations on the blockchain, as determined by the Custodian based on industry standards and security protocols; and c) the Virtual Asset has been debited from the Client’s Custody Account, and the Custodian’s books and records reflect the completed transfer. 14.1.1. Once these conditions are met: a) the Custodian is fully discharged of any obligations related to the withdrawn/transferred Virtual Assets; and b) the Client assumes full responsibility for the Virtual Assets, including their security, storage, and use. 14.2. Impact of Settlement Finality 14.2.1. The Custodian shall not be liable for any delays, losses, or failures after settlement is achieved. 14.2.2. The Custodian cannot reverse, recover, or modify transactions once finality is reached. 14.2.3. If the Client provides an incorrect wallet address or interacts with a compromised third-party, the Custodian assumes no liability for resulting losses. 15. Fees 15.1. We shall charge you, and you agree and undertake to pay us, the fees for the Services and Additional Services as specified in the fee schedule at www.ceffu.com/download/Ceffu-Digital-BT-Fee-Structure-EN.pdf, or in a separate fees letter entered into between Custodian and Client.

15.2. The Custodian reserves the right to update the fees applicable to various Services and Additional Services at any time. The Custodian will inform the Client via email notification at least twenty-one (21) days in advance of any updated fees and the effective date they become applicable for any Service and Additional Services provided by the Custodian. The Client may terminate the Terms immediately (without the notice period) until the date of entry into force of the updated fees. Failure to terminate the Terms will mean that the Client has agreed to the updated fees. By continuing to use the Services and Additional Services, you agree and undertake to pay us the updated fees. 15.3. We will issue monthly invoices for the fees, which are payable within thirty (30) days from the date of the invoice. Payments shall be made according to the details provided in the invoice. You may choose the cryptocurrency of choice for payment from the list of payment tokens supported by the Custodian. The value of the fees in cryptocurrency shall be the definitive amount to be paid by the Client. Any fiat exchange rate provided in the monthly invoice is solely for the Client’s reference and informational purposes and shall not affect the cryptocurrency value. 15.4. Any fees not paid by the due date will incur a late payment fee of 5% of your overdue fees per month. If your account becomes grossly overdue, you may be charged further collection fees that we incur in administering your account, including but not limited to legal fees and collection agency charges. 15.5. Please ensure that the required fees due from you are available to us by the due date. We reserve the right to suspend the provision of our Services and Additional Services to you until such fees due are paid to us. 16. Supported Virtual Assets 16.1. Our Services are available only in connection with those Virtual Assets that we support, and this may change from time to time. The list of supported Virtual Assets is available at https://www.ceffu.com/supported-assets. The Client should refer to this list to determine the specific Virtual Assets supported by the Custodian. The Client may also inquire with the Custodian for any additional information regarding supported Virtual Assets. 16.2. Under no circumstances should you attempt to use your Account to receive, store or transfer Virtual Assets in any form that we do not support. We assume no responsibility or liability in connection with any attempt to use your Account for Virtual Assets that we do not support. You acknowledge and agree that we bear no responsibility and are not liable for any unsupported Virtual Assets that are sent to a wallet associated with your Account. 16.3. We may in our absolute and sole discretion terminate support for any Virtual Asset (delisting). We will provide you no less than twenty-one (21) calendar days’ notice via email to announce the end of such support for you to transfer/withdraw your Virtual Assets that are subject to delisting. If you do not transfer/withdraw such Virtual Asset from your Account during this time you may lose access to your Virtual Assets. 16.4. You acknowledge and agree that supplemental protocols and/or other functionalities are excluded from Accepted Virtual Asset and that we have no liability for any losses related to supplemental protocols. This exclusion includes but is not limited to: metacoins, colored coins, side chains, or other derivative, enhanced, or forked protocols, tokens, or coins or other functionality, such as staking, protocol governance, and/or any smart contract functionality, which may supplement or interact with a supported Virtual Asset. Do not use your Account to attempt to receive, store, transfer or engage in any other type of transaction or functionality involving any such supplemental protocols, as the Account is not configured to detect, secure, or process these transactions and functionalities. Any attempted transactions in such items will result in loss of the item.

16.5. In the event of an airdrop or fork of a Virtual Asset, the Custodian will provide Client with prompt notice of any determination to provide services with respect to any airdropped or forked Virtual Assets. Custodian may, in its sole discretion, determine whether or not to support (or cease supporting) an airdropped or forked Virtual Asset for the purposes of this agreement. 17. Virtual Asset Protocols 17.1. We do not own or control the underlying software protocols which govern the operation of Virtual Assets supported by us. Generally, the underlying protocols are ‘open source’ and anyone can use, copy, modify, and distribute them. 17.2. We assume no responsibility for the operation of the underlying protocols and we are not able to guarantee the functionality or security of network operations. You acknowledge and accept the risk that underlying software protocols relating to any Virtual Asset you store in your Account may change. 17.3. In particular, the underlying protocols are likely to be subject to sudden changes in operating rules (including “forks”). Any such material operating changes may materially affect the availability, value, functionality, and/or the name of the Virtual Asset you store in your Account. We do not control the timing and features of these material operating changes. It is your responsibility to make yourself aware of upcoming operating changes and you must carefully consider publicly available information and information that may be provided by the Custodian in determining whether to continue to transact in the affected Virtual Asset using your Account. In the event of any such operational change, we reserve the right to take such steps as may be necessary to protect the security and safety of Virtual Assets held on Accounts, including temporarily suspending operations for the involved Virtual Asset, and other necessary steps; we will use our best efforts to provide you notice of our response to any material operating change; however, such changes are outside of our control and may occur without notice to us. Our response to any material operating change is subject to our absolute and sole discretion and includes decisions not to support any new Virtual Asset, fork, or other actions. 17.4. In the event of any material operating change, including forks, we will take the following steps to notify you: 17.4.1. If we decide not to support the original source code version, we will notify you as soon as practicable, providing details of the decision and any actions you may need to take. 17.4.2. If we decide to continue supporting the original source code version, we will notify you of our decision and any relevant information regarding the continued support. 17.4.3. If the original source code version will no longer exist, is not reasonably expected to continue to exist, or will no longer function securely and/or as originally intended, we will notify you immediately, providing details of the situation and any actions you may need to take. 17.5. Our response to any material operating change is subject to our absolute and sole discretion and may include the following actions: 17.5.1. Temporarily suspending operations for the involved Virtual Asset to protect the security and safety of Virtual Assets held on Accounts. 17.5.2. Evaluating the impact of the change and deciding whether to support any new Virtual Asset or fork.

17.5.3. Using our best efforts to provide you notice of our response to any material operating change, including any decisions made and actions taken. 17.5.4. If we decide not to support a new Virtual Asset or fork, we will provide guidance on how you can manage or transfer your unsupported Virtual Assets. 17.6. You acknowledge and accept the risks of operating changes to Virtual Asset protocols and agree that we are not responsible for such operating changes and are not liable for any loss of value you may experience as a result of such changes in operating rules. You acknowledge and accept that we have absolute and sole discretion to determine our response to any operating change and that we have no responsibility to assist you with unsupported Virtual Asset or protocols. 18. Availability and Accuracy of our Services 18.1. Access to our Services may be restricted, limited, degraded or unavailable for a variety of reasons. This could result in limitations on access to your Account, including the inability to initiate or complete transactions in Virtual Assets and may also lead to delays in support response times. 18.2. We do not guarantee that our Services will be available without interruption, and we do not guarantee that any transaction in Virtual Assets will be executed or that your Account will be accessible at all times. 19. Liabilities 19.1. Disclaimer of Warranties 19.1.1. No representation or warranty. The Services and any information provided on the Website and/or the Mobile Application are provided on an “as is” and “as available” basis without any representation or warranty, whether express or implied, to the maximum extent permitted by applicable law. Specifically, we disclaim any implied warranties of title, merchantability, fitness for a particular purpose and/or non-infringement. We do not make any representations or warranties that access to your Account, the Services, or any of the materials contained therein, will be continuous, uninterrupted, timely or error-free. 19.1.2. Suspension of access. We may, from time to time, suspend access to your Account and/or the Services, for both scheduled and emergency maintenance. 19.1.3. Third-party websites. Links to third-party websites (including, without limitation, content, materials, and/or information in the third-party websites and/or mobile applications) may be provided as a convenience but they are not controlled by us. You acknowledge and agree that we are not responsible for any aspect of the content, materials, information or services contained in any third-party websites accessible or linked from the website. 19.1.4. Network access and compatibility. You are responsible for obtaining the data network access necessary to use the Services. You are responsible for acquiring and updating compatible hardware or devices necessary to access and use the Services. We do not guarantee that the Services, or any portion thereof, will function on any particular hardware or devices. The Services may be subject to malfunctions and delays inherent in the use of the internet and electronic communications. 19.2. Limitations of Liability 19.2.1. Neither we, nor any of our affiliates or service providers, or any of our or their respective officers, directors, agents, employees and representatives, will be liable for any amount greater than the fees paid by you under these Terms in the twelve-month period immediately preceding the event giving rise to the claim for liability. 19.3. Limitation of Loss 19.3.1. Notwithstanding any other Article or sub-provision in these Terms, in no event shall we, any affiliates or our service providers, or any of our or their respective officers, directors, agents, employees or representatives, be liable for any of the following types of loss or damage arising under or in connection with this Agreement or otherwise: a) any loss of profits or loss of expected revenue or gains, including any loss of anticipated trading profits and/or any actual or hypothetical trading losses, even if we are advised of or knew or should have known of the possibility of the same; b) any loss of or damage to reputation or goodwill; any loss of business or opportunity, customers, or contracts; any loss or waste of overheads, management, or other staff time; or any other loss of revenue or actual or anticipated savings, even if we are advised of or knew or should have known of the possibility of the same; c) any loss of use of hardware, software or data and/or any corruption of data; including but not limited to any losses or damages arising out of or relating to any inaccuracy, defect or omission of Virtual Asset price data; any error or delay in the transmission of such data; and/or any interruption in any such data; d) any losses, damages, liabilities, costs or expenses whatsoever suffered or incurred by you in connection with any Service performed or action taken under these Terms unless caused by our gross negligence, wilful default or fraud; e) any loss or damage whatsoever which is in excess of that which was caused as a direct result of our breach of these Terms (whether or not you are able to prove such loss or damage); and/or f) any breach of security of your email account or a Security Breach. 19.3.2. However, nothing in these Terms purports to exclude or limit liability which cannot be excluded or limited under applicable law. 19.4. Indemnification 19.4.1. You agree to indemnify us, any affiliate, and each of our or their respective officers, directors, agents, employees and representatives, in respect of any liabilities, losses and costs (including attorney fees and any fines, fees or penalties imposed by any regulatory authority) that have been reasonably incurred in connection with any claims, demands or damages arising out of or related to your breach and/or our enforcement of these Terms or any of our policies, or your violation of any law, rule or regulation or the rights of any third party. 19.5. Custody and bankruptcy 19.5.1. Except to the extent of mandatory provisions of applicable law, the Custodian undertakes, as long as the Virtual Assets are held in the Qualified Wallet or Co-Sign Wallet and are, by matter of fact and technology, segregated from the Custodian owns assets and other Custodian Client assets, that these Virtual Assets are not part of the Custodian insolvency estate. 20. Announcements 20.1. Please be aware that all official announcements, news, promotions, competitions and airdrops will be listed on our Website. 20.2. Clients undertake to refer to these materials regularly and promptly. The Custodian shall bear no liability in relation to losses incurred by Client and arising from ignorance or negligence of the announcements. 21. Termination of Agreement 21.1. Suspension of Accounts 21.1.1. You agree that the Custodian shall have the right to immediately and unilaterally suspend your Account (and any Accounts beneficially owned by related entities or affiliates), freeze or lock the Virtual Assets in all such accounts, and suspend your access to the Services for any reason including if the Custodian suspects any such accounts to be in violation of these Terms, our Privacy Notice, any Additional Regulations or any applicable laws and regulations. You agree that the Custodian shall not be liable to you for any permanent or temporary modification of your Account, or suspension or termination of your access to all or any portion of Services. The Custodian shall reserve the right to keep and use the transaction data, data on Virtual Assets balances or other information related to such Accounts. The above account controls may also be applied in the following cases (including, but not limited to): a) the Account or further use of the Account is subject to any pending, ongoing or threatened litigation, investigation, or judicial, governmental or regulatory governmental proceedings and/or we perceive a heightened risk of legal or regulatory non-compliance associated with your Account activity; b) we detect unusual activities in the Account; c) we detect unauthorized access to the Account; d) we are required to do so by applicable law, or any court order or command to which we are subject in any jurisdiction; and/or; e) there are any circumstances specified in the Article below (Cancellation of Accounts). 21.2. Cancellation of Accounts 21.2.1. In case of any of the following events, the Custodian shall have the right to immediately and unilaterally terminate these Terms by giving you email notice and by canceling your Account, and shall have the right but not the obligation to permanently freeze (cancel) the authorizations of your Account and withdraw the corresponding Account thereof: a) we are required to do so by a court order or command by a regulatory/government authority, or by legal acts; b) after the Custodian terminates Services to you;

c) you allegedly register or register in any other person’s name as our Clients again, directly or indirectly; d) the information or documents that you have provided to the Custodian is untruthful, inaccurate, outdated, misleading or incomplete; e) you do not provide, conceal, avoid, or refuse to provide any required information or documents to us, or submit documents where the veracity or authenticity is in doubt, or the submitted documents and/or information are not in conformity with requirements established by legal acts and/or the Custodian; f) you fail to provide sufficient evidence and/or documents supporting the lawful basis of the acquisition and/or the source (origin) of your Virtual Assets and/or other assets and/or any previously (currently) performed transactions, and/or avoid or refuse to provide the aforementioned evidence and/or documents, and/or there being other circumstances that indicate you are (or may be) related to money laundering and/or terrorist financing; g) you fail to notify the Custodian about changes in the information provided to the Custodian and/or about the circumstances which have or are likely to have a negative impact on the due discharge of your obligations to the Custodian and/or of any circumstances that are material for the performance of these Terms and/or, upon the Custodian’s request, fail to submit the documents supporting such information or circumstances; h) you have defaulted on your obligations assumed and/or representations and warranties made under these Terms and/or to other creditors and/or no longer meet the eligibility requirements laid down in these Terms; i) you by your unlawful or abusive acts have inflicted losses on us and/or have caused a real threat of such losses and/or damaged the reputation of the Custodian; j) in our opinion, you engage in the field of activity with a high level of risk of money laundering and/or terrorist financing; k) according to the information available to the Custodian, you are related or were related in the past to criminal organizations; l) you are or were prosecuted or convicted for criminal offenses or misdemeanors; m) according to the information available to the Custodian, you are related or were related in the past with activities prohibited by international or national legal acts (e.g., trafficking in people, trafficking in human organs, exploitation of children, smuggling, illicit trade in weapons, ammunition or explosives, illegal trade in narcotic or psychotropic substances, prostitution, management of brothels, etc.); n) according to the information available to the Custodian, you engage in activities without holding the required licenses or other authorizations issued by competent public authorities (e. g. organization of games of chance, trade in precious stones and/or precious metals, etc., without holding the required licenses (authorizations); o) you use the Services for illegal, fraudulent and/or unfair activities;

p) you are included in the list of persons who are suspected of local or international terrorism and/or terrorist financing; q) you are a person who is subject to sanctions for any reasons or who is established in a country that is subject to sanctions; r) you are from a country that is not a member of the Financial Action Task Force (“FATF”) for Combating Money Laundering and Terrorist Financing or of the international organization that has the FATF observer’s status and engages in the activities of combating money laundering and terrorist financing; s) you engage (or plan to engage) in another activity that is not in conformity with: sustainable activities of the Custodian, ensuring of human rights, transparency, gender equality, moral and ethics, or other activity deemed unacceptable by the Custodian; t) you are a person whose Account is used by third parties without legal grounds, or, in our opinion, the Virtual Assets held in or credited to such Account do not belong to you, except where there is a special agreement between you and us; u) you have registered (created an Account) in our system more than once, except with our permission; v) we have concerns about the security of your Account, or we suspect that you use our Services in a fraudulent, abusive or unlawful manner; w) your Account is subject to any pending litigation, investigation and/or we perceive a risk of regulatory non-compliance associated with your Account; x) when these Terms are amended, you state your unwillingness to accept the amended Terms by applying for cancellation of your Account or by other means; y) you request that Services be terminated; and/or z) any other circumstances where the Custodian deems it should terminate Services, including for violation of these Terms and if any of the conditions for the Temporary Deactivation are not fulfilled pursuant to Article 22.3. 21.2.2. Should your Account be terminated, the Account and transactional information that meet data retention standards will be securely stored for at least eight (8) years or such other period as permitted by applicable law. 21.2.3. If a transaction is unfinished during the Account termination process, the Custodian shall have the right to notify your counterparty of the situation at that time. 21.2.4. You acknowledge that a Clients-initiated account cancellation (including the right to erasure under General Data Protection Regulation 2016/679 or other equivalent regulations) will also be subjected to the termination protocol stated above. 21.2.5. If the Custodian is informed that any Virtual Assets held in your Account are stolen or otherwise are not lawfully possessed by you, the Custodian may, but has no obligation to, place a hold on the affected Virtual Assets and your Account. If the Custodian does lay down a hold on some or all of your Virtual

Assets or Account, the Custodian may continue such hold until such time as the dispute has been resolved and evidence of the resolution acceptable to the Custodian has been provided to the Custodian in a form acceptable to the Custodian. The Custodian will not involve itself in any such dispute or the resolution of the dispute. You agree that the Custodian will have no liability or responsibility for any such hold, or for your inability to manage your Virtual Assets held with the Custodian or execute any transactions during the period of any such hold. 21.2.6. You shall have the right to terminate these Terms (and close your Account) unilaterally and for any reason by giving us one (1) month’s emailed notice, sent to: support@ceffu.com in advance. 21.3. Remaining Funds After Account Termination The Client is fully responsible for a transfer/withdrawal of his Account remaining balance prior to his Account being closed/withdrawn. If the Account is closed/withdrawn and the value of remaining balance for each token/coin is less than USD 10, then such remaining balance(s) shall pass to the Custodian as a termination fee. If Account is closed/withdrawn and the value of the remaining balance for at least one token/coin is more than USD 10, then the Custodian shall continue to apply its fees to such remaining balance(s) and shall have a right to deduct applicable fees directly from such remaining balance(s) until the value of remaining balance for each token/coin becomes less than USD 10 (and automatically passes to the Custodian as a termination fee). 21.4. Remaining Funds After Account Termination Due to Fraud, Violation of Law, or Violation of These Terms 21.4.1. In the event of Accounts’ suspension/closure as a result of, or during, investigations of fraud, violation of law, or violation of these Terms, the Custodian takes over full custody of the Virtual Assets and Client’s data/information which may be turned over as required by law, regulation or any court or other authority to which the Custodian is subject in any jurisdiction. 21.4.2. This Article has priority over the above Article (Remaining Funds After Account Termination). 21.5. Consequences of Account Cancellation 21.5.1. Once an Account is closed/withdrawn and these Terms are terminated: (a) all rights granted herein shall terminate immediately; (b) the Client shall promptly return to the Custodian, or destroy and certify the destruction of all Confidential Information to the Custodian, if any; (c) any provision of these Terms that by its very nature or context is intended to survive any termination, cancellation hereof, shall so survive; and (d) all other performance obligations of both parties under these Terms shall cease. 21.5.2. We shall not be held liable for consequences arising after we legally suspend or restrict the provision of our Services, suspend, close or restrict your Account or terminate these Terms. 21.5.3. Termination of the Terms shall not exempt you from the due discharge of all your obligations to us arising before the date of termination. 21.5.4. Transactions initiated under the Terms before their termination shall be completed in accordance with the provisions of the Terms applicable before their termination, unless otherwise agreed by you and us.

21.5.5. The termination of these Terms shall always result in the closure of the respective Account. 22. Temporary Account Deactivation 22.1. Purpose and Eligibility. Clients who, for internal business, operational, or market reasons, wish to temporarily suspend access to the Services and Additional Services (as applicable) may request a temporary Account deactivation (“Temporary Deactivation”). Temporary Deactivation is a voluntary suspension of Services and Additional Services (as applicable) that preserves the Client’s registration status while disabling all operational functionality. Each Client may request Temporary Deactivation only once during the lifetime of its Account, and only upon prior written approval by the Custodian. 22.2. Temporary Deactivation Request Procedure. A Temporary Deactivation request shall be submitted in the manner prescribed by the Custodian, including through the electronic form or equivalent channel designated by the Custodian from time to time. The request must specify the intended duration of the Temporary Deactivation and outline, in brief, the Client’s indicative plan or anticipated timeframe for resumption of activity. Temporary Deactivation shall take effect only after the Custodian confirms in writing that all pre-conditions under Article 22.3 have been satisfied. 22.3. Pre-Conditions to Temporary Deactivation. Temporary Deactivation shall not proceed unless all of the following conditions are met to the Custodian’s satisfaction: a) all outstanding invoices and fees have been settled in full; b) all Virtual Assets have been completely withdrawn or unstaked such that the Account provided that any remaining assets do not fulfil the minimum withdrawal requirement; c) all MirrorX and MirrorRSV sub-accounts or bindings have been unbound; d) the Client has fulfilled any know-your-business or customer due-diligence review (“KYB/CDD Review”) or other requirement that is due or in progress at the time of the request; and e) no deposit, test transaction, or other account activity occurs during the review or after Temporary Deactivation has been approved. 22.3.1. If any of the above conditions are not fulfilled, the Custodian may reject or defer the request. If the Client fails to remedy the deficiencies within a reasonable period specified by the Custodian, the Custodian may treat the request as withdrawn or proceed to full offboarding under Article 21.2. 22.4. Duration and Reactivation Fees. Clients may select an intended Temporary Deactivation period of up to twelve (12) months (“Temporary Deactivation Period”), subject to the following fee framework: a) Temporary Deactivation of up to six (6) months may be reactivated by the Client without charge; b) Temporary Deactivation exceeding six (6) months but not more than twelve (12) months shall be subject to a reactivation fee of $USDT 1,000; and c) any Temporary Deactivation exceeding twelve (12) months shall be treated as an Account cancellation and require a new Account registration process in accordance with Article 6. 22.4.1. Reactivation fees form part of the Custodian’s fee schedule available at

www.ceffu.com/download/Ceffu-Digital-BT-Fee-Structure-EN.pdf or as otherwise notified to the Client. 22.5. Effect of Temporary Deactivation. Upon confirmation of Temporary Deactivation by Custodian, and during the Temporary Deactivation Period: a) all deposit, withdrawal, transaction functionalities, and access to the Custodian’s platforms, including the Website and the Mobile Application, shall be suspended; b) no new Services or Additional Services may be accessed by the Client; and c) the Account shall remain registered solely for compliance and record-keeping purposes. 22.5.1. Temporary Deactivation does not discharge any existing payment or compliance obligations that accrued prior to its effective date. 22.5.2. In the event further deposits are received, fees shall begin to accrue at the time of deposit and such fees will become payable at the point of reactivation. 22.6. Obligations During Temporary Deactivation Period 22.6.1. The Client remains subject to all ongoing obligations during the Temporary Deactivation Period, including completion of any KYB/CDD Reviews and responses to regulatory or information requests. 22.6.2. Failure to cooperate with any requirements within the timeframe reasonably specified by the Custodian constitutes a material breach and may result in immediate cancellation of Account in accordance with Article 21.2. 22.7. Breach During Temporary Deactivation. Any deposit, transaction, or other Account activity during the Temporary Deactivation Period constitutes a breach of these Terms. In such case: a) any entitlement to a fee-free reactivation shall automatically lapse; b) standard custody fees, including applicable minimum fees, shall accrue on the total value of any assets under custody during the Temporary Deactivation Period; and c) the Account shall not be reactivated until all reactivation and custody fees have been paid in full. 22.8. Reactivation. At the end of the Temporary Deactivation Period, or upon earlier written request by the Client, the Client may apply for reactivation. Reactivation shall take effect only upon (a) payment of any applicable fees; and (b) completion of any compliance or operational checks the Custodian considers necessary, including KYB/CDD Reviews. The Custodian may, in its sole discretion, refuse reactivation where regulatory, legal, or risk considerations so require. 23. No Financial Advice 23.1. No communication or information provided to you by the Custodian is intended as, or shall be considered or construed as, investment advice, financial advice, trading advice, or any other sort of advice. You are solely responsible for determining whether any transactions or just holding your Virtual Assets with the Custodian is appropriate for you according to your individual circumstances and risk tolerance, and you shall be solely responsible for any loss or liability therefrom.

23.2. You should consult legal or tax professionals regarding your specific situation. 23.3. The Custodian does not recommend that any Virtual Assets should be received, converted, transferred, or held by you. 23.4. Before making the decision to receive, transfer, convert or hold any Virtual Assets, you should conduct your own due diligence and consult your financial advisors prior to making any transactions. The Custodian will not be held liable and responsible for the decisions you make to receive, transfer, convert or hold Virtual Assets based on the information provided by the Custodian. 24. Compliance with local laws 24.1. It is Clients’ responsibility to abide by local laws in relation to the legal usage of Services in their local jurisdiction as well as other laws and regulations applicable to Clients. Clients must also factor, to the extent of their local laws, all aspects of taxation, the withholding, collection, reporting and remittance to their appropriate tax authorities. 24.2. The Client acknowledges and declares that its Virtual Assets come from legitimate sources and do not originate from illegal activities and authorizes the Custodian to collect the necessary information and materials as per relevant laws or government orders to verify the legality of the sources and use of their Virtual Assets. 24.3. The Custodian maintains a stance of cooperation with law enforcement authorities globally and will not hesitate to seize, freeze, terminate Clients’ Accounts and Virtual Assets which are flagged out or investigated by legal mandate. 25. Privacy Notice Access to Services requires the submission of certain personally identifiable information. Please review the Custodian's Privacy Notice available on https://www.ceffu.com/legal/privacy to learn about how we collect and use personal information. 26. Cybersecurity 26.1. If you suspect a Security Breach, you must ensure that: a) we are notified through support@ceffu.com immediately and continue to be provided with accurate and up to date information throughout the duration of the Security Breach; and b) you take any other steps that we may reasonably require to reduce, manage or report any Security Breach. 26.2. We reserve the right to request, and you agree to provide, any and all information and documents we deem relevant or necessary in connection with an actual or suspected Security Breach, and may provide such information to any third party that we deem necessary in order to resolve any Security Breach. 27. Resolving Disputes: Forum, Arbitration, Class Action Waiver 27.1. Notice of Claim and Dispute Resolution Period 27.1.1. Please contact the Custodian first if you have any concerns with the Services. The Custodian wants to address your concerns without resorting to formal legal proceedings, if possible. A ticket number will be assigned to you if your concerns cannot be addressed to your satisfaction at first instance. The issuance of the ticket number commences the internal dispute resolution procedure. The Custodian will attempt to resolve the dispute internally as soon as possible. The parties agree to negotiate in good faith to resolve the dispute (which discussions shall remain confidential and be subject to applicable rules protecting settlement discussions from use as evidence in any legal proceeding). 27.1.2. Unless you are a sole proprietorship user, and except to the extent mandatory provisions of applicable law do not permit the same, any dispute arising out of or relating to these Terms will be finally settled in accordance with this Article 27. 27.1.3. In the event the dispute cannot be resolved satisfactorily, and you wish to assert a legal claim against the Custodian, then you agree to set forth the basis of such claim in writing in a “Notice of Claim”, as a form of prior notice to the Custodian. The Notice of Claim must (a) describe the nature and basis of the claim or dispute, (b) set forth the specific relief sought, (c) provide the original ticket number, and (d) include the email registered with your Account. The Notice of Claim should be submitted to the following email address: support@ceffu.com. After you have provided the Notice of Claim to the Custodian, the dispute referenced in the Notice of Claim may be submitted by either the Custodian or you to arbitration in accordance with the following Article (Agreement to Arbitrate and Governing Law). 27.1.4. For the avoidance of doubt, the submission of a dispute to the Custodian for amicable resolution and the delivery of a Notice of Claim to the Custodian are prerequisites to commencement of an arbitration proceeding (or any other legal proceeding). 27.1.5. During the arbitration, the amount of any settlement offer made by you or the Custodian shall not be disclosed to the arbitrator. 27.2. Agreement to Arbitrate and Governing Law 27.2.1. Except where local law stipulates differently or provides you with an alternative option, both you and the Custodian concur that, adhering to the immediately preceding Article (Notice of Claim and Dispute Resolution Period), any claim shall be decided by compulsory final and binding individual (not group) arbitration conducted by the Singapore International Arbitration Centre (“SIAC”), following the prevailing Arbitration Rules of the Singapore International Arbitration Centre (“SIAC Rules”), which are considered integrated within this Article. 27.2.2. The seat of arbitration shall be Singapore. 27.2.3. The Tribunal shall consist of one (1) arbitrator to be appointed in accordance with the SIAC Rules for the time being in force. 27.2.4. The arbitration proceedings will be conducted in English. 27.2.5. You and the Custodian agree that the arbitrator will have the sole authority to decide on their jurisdiction, including any objections regarding the presence, extent, or validity of the Agreement to Arbitrate, or any claim's arbitrability. 27.2.6. The arbitration provisions set forth in this Article will survive termination of these Terms. 27.2.7. Filing Limitation Period: Any arbitration initiated against the Custodian must commence by filing and serving a Notice of Arbitration in line with the SIAC Rules within one (1) year from the date when the user filing the claim first discovered or reasonably should have discovered the alleged act, omission, or default leading to the claim (“Limitation Period”). It includes the Dispute Resolution Period referred to in Article 27.1. No remedy or relief will be available for any user claim if the Notice of Arbitration for that claim is not filed and served on the Custodian within the Limitation Period. If the Limitation Period contradicts applicable law, the user shall be mandated to bring any claim against the Custodian within the shortest timeframe allowed by the applicable law. A Notice of Arbitration can be served on the Custodian abiding by the applicable laws and service rules. 27.2.8. Notice: If the Custodian initiates arbitration against you, you will be notified at the email address or physical address you have provided. You acknowledge that any notices sent to this email or physical address will be considered effective for all purposes, including assessing the adequacy of service. It is your responsibility to ensure that the email address and/or physical address on record with the Custodian is current and accurate. 27.2.9. Governing Law: These Terms (including this arbitration agreement), inclusive of but not limited to, any non-contractual rights or obligations arising from or related to them, shall be interpreted and enforced in accordance with the laws of Singapore. Regardless of the foregoing, any regulated segments of the services rendered pursuant to these Terms, shall be governed by and construed in alignment with the relevant Bhutanese local regulations. 27.3. Class Action Waiver You and the Custodian agree that any claims relating to these Terms or to your relationship with the Custodian as a Client (whether based in contract, tort, statute, fraud, misrepresentation, or any other legal theory, and whether the claims arise during or after the termination of these Terms) shall be brought against the Custodian in an arbitration on an individual basis only and not as a plaintiff or class member in a purported class or representative action. You further agree to waive any right for such claims to be brought, heard, or arbitrated as a class, collective, representative, or private attorney general action, to the extent permissible by applicable law. Combining or consolidating individual arbitrations into a single arbitration is not permitted without the consent of the Custodian. 28. Modifications The Custodian reserves the right to update, modify, revise, suspend, or make any future changes to Article 27.2 (Agreement to Arbitrate and Governing Law), subject to applicable law. Subject to the applicable law, your continued use of your Account shall be deemed to be your acceptance of any modifications to the above Article 27.2 (Agreement to Arbitrate and Governing Law). You agree that if you object to the modifications to the above Article 27.2 (Agreement to Arbitrate and Governing Law), the Custodian may block access to your Account pending closure of your Account. In such circumstances, these Terms prior to modification shall remain in full force and effect pending closure of your Account. 29. Severability If any portion of these Terms are adjudged to be invalid or unenforceable for any reason or to any extent, the remainder of these Terms will remain valid and enforceable, and the invalid or unenforceable portion will be given effect to the greatest extent permitted by law. 30. Complaints 30.1. If the Client has a complaint, it shall be submitted to the Custodian in writing by:

a) email to complaints@ceffu.com by providing subject: Official Complaint; Body: to provide your full name, email address and phone number registered with Custodian along with the substance of the Client's complaint. b) mailing address: GT1-1791, Phendey Str, ChoeGo , Gelephu, Gelephu Mindfulness City, Bhutan 30.2. Once the complaint has been submitted, the Custodian will send an acknowledgement email to the complainant within one (1) week of receipt of the complaint, and diarise the handling of the complaint, noting the receipt date, acknowledgement date, and future response deadline. The Custodian is required to inform the Client about our complaints process and keep the Client updated on the progress of the complaint. The Custodian shall provide, within four (4) weeks of receipt: a) a final response; or b) a response explaining Custodian’s position and how Custodian proposed to deal with the complaint, including an indicative timeline for providing a final response. 30.3. All complaints should be resolved no later than eight (8) weeks from when the complaint was made. Should the complainant not be satisfied with the response received after investigation, the Client may also raise a Dispute in accordance with sub-clause 27.1. 31. Communication 31.1. Any communication between you and us shall take place primarily via e-mails. 31.2. Disclosure of any information via e-mails shall be considered as duly submitted only if such information is sent to and from the e-mail addresses that are disclosed under these Terms: (a) Custodian’s e-mail address that should be used for communication is support@ceffu.com; (b) Client’s email address that should be used for the communication should be disclosed during the registration for Custody Account. Communication via other email addresses shall not be considered appropriate unless otherwise agreed by the Parties. 31.3. Notices and other communications sent by e-mails shall be deemed delivered to and received by the Party on the same Business Day it was sent (in case it is sent on a non-Business Day - on the next earliest Business Day). 31.4. Under certain circumstances, especially in emergency cases, we may also contact you by using any other means of communication and contact details you have provided to us. 31.5. You must immediately inform us about changes in your contact details. At the request of the Custodian, you must provide the respective documents supporting the change of any contact details. If you do not fulfill your duties referred to in this Article, the notifications communicated on the basis of the most recent details specified by you to Custodian shall be deemed as duly sent and any obligation fulfilled on the basis of such details shall be deemed as duly discharged by the Custodian. 31.6. Client who fails to receive from the Custodian any notifications which it was to receive under these Terms or for the provision of which the Clients has submitted a separate request to the Custodian, the Client must immediately inform the Custodian. 31.7. We shall not be responsible for any mistake, inaccuracy, technical defect or damage caused by incorrect, outdated contact details of Clients and their subsequent use by us. 31.8. We shall have the right to require Client to provide original documents and/or copies certified by a notary or any other person authorized by the relevant country. We shall also have a right to require that documents drawn up abroad be translated into English and/or legalized and/or attached with an apostille, unless international treaties concluded between the Kingdom of Bhutan and the respective foreign country establish otherwise. 31.9. You are fully liable for the correctness of data, orders and documents submitted to us. 31.10. All costs of drafting, delivery, certification, notarization, legalization, apostillization and translation of documents to be provided to the Custodian shall be borne by the Client. 31.11. If documents provided by Client to the Custodian are inconsistent with the requirements established by legal acts and/or by Custodian, and/or if the Custodian has reasonable doubt as to the authenticity or accuracy of the submitted documents, the Custodian shall have the right to suspend the provision of Services to the Clients and/or to demand from the Clients the submission of additional documents. 31.12. It is your responsibility to regularly check the proper functioning of your e-mail and other methods of communication that you use to communicate with us and to retrieve and read messages relating to our Services provided to you. We shall not be liable for any loss arising out of your failure to do so. 32. Confidentiality 32.1. The Client acknowledges that, from time to time, the Custodian may disclose to the Clients either directly or indirectly by way of using/rendering the Services, electronically, in writing, orally or otherwise, information which is proprietary or confidential or which would, under the circumstances, be understood by a reasonable person to be proprietary and non-public, including without limitation, security requirements related to transactions with Virtual Assets, technical data, know-how, the non-public Custodian information and all unpublished service manuals, information, data and other similar materials or records provided by Custodian to the Clients pursuant to these Terms or otherwise (“Confidential Information”). 32.2. The Client shall use such Confidential Information solely for fulfilling its responsibilities and obligations under these Terms and for no other purposes. The Clients shall retain such Confidential Information in strict confidence and shall not disclose it to any third party without Custodian’s written consent. 32.3. The Client shall use at least the same procedures and degree of care which it uses to protect its own Confidential Information of like importance, and in no event less than reasonable care, and shall be responsible and liable for any use or disclosure of the Confidential Information, including by its employees or other related persons, in violation of these Terms. 32.4. The Client shall immediately notify the Custodian of any unauthorized use or disclosure, or suspected unauthorized use or disclosure of Confidential Information. 32.5. In the event that any disclosure of the Confidential Information is required by you pursuant to applicable law, you shall provide us reasonable notice and opportunity to contest the need for such disclosure, or to seek a protective order therefor. If we fail to contest the need for such disclosure or to obtain a protective order, you may disclose only that portion of the Confidential Information that is legally so required to be disclosed, provided that any Confidential Information so disclosed shall maintain its confidentiality protection for all purposes other than such legally required disclosure. 33. Miscellaneous 33.1. Independent Parties

The Custodian is an independent contractor. These Terms shall not be interpreted as facts or evidence of an association, joint venture, partnership, or franchise between the parties. 33.2. Entire Agreement These Terms and Additional Terms constitute the entire agreement between the parties regarding the use of Services and will supersede all prior written or oral agreements between the parties. No usage of trade or other regular practice or method of dealing between the parties will be used to modify, interpret, supplement, or alter the terms herein. 33.3. Interpretation Section headings in these Terms are for convenience only and shall not govern the meaning or interpretation of any provision of these Terms. 33.4. Changes of these Terms The Custodian reserves the right to alter, revise, modify, and/or change these Terms at any time. The Custodian will inform the Client via email at least twenty-one (21) days in advance of any changes and the effective date. The Client may terminate the Terms immediately (without the notice period) until the date of entry into force of the changes. Failure to terminate the Terms will mean that the Client has agreed to the changes. By continuing to use the Services and Additional Services, you agree to the changes. If you do not agree to any such modifications, your only remedy is to terminate your use of the Services and cancel/withdraw your Account. You agree that, unless otherwise expressly provided in these Terms, the Custodian shall not be responsible or liable for any modification or termination of the Services to you or any third party, or suspension or termination of your access to the Services. 33.5. Force Majeure 33.5.1. Each party shall be released from the liability for failure to fulfill obligations under these Terms where they are not fulfilled due to force majeure circumstance, which was beyond the control of the party and impossible to reasonably predict at the moment of concluding these Terms, and the occurrence of the circumstances or consequences whereof could not have been prevented. Insufficient financial resources of the party or violation of obligations of party’s thereof shall not be considered as force majeure. At the moment of concluding these Terms the parties are not aware of any force majeure circumstances that may have an impact on the performance of these Terms. 33.5.2. If the circumstances, due to which it is impossible to fulfill these Terms, are temporary, the party may be released from liability for such a period which is reasonable taking into consideration the impact of those circumstances on fulfillment of these Terms. 33.5.3. The party failing to fulfill these Terms due to force majeure circumstance shall notify the other party of occurrence of force majeure circumstance and its impact on fulfillment of these Terms within five (5) calendar days as of the date when such circumstances have become known or should have become known to the party failing to fulfill these Terms. If the other party does not receive the mentioned notification within the specified term, the party failing to fulfill these Terms shall compensate damages/losses incurred by another party due to non-receipt of the notification.

33.5.4. The grounds for releasing the party from liability shall arise from the moment of occurrence of force majeure circumstance provided that the term for delivery of notification, specified in paragraph above, was complied with. 33.5.5. If the period of force majeure exceeds thirty (30) calendar days each party has the right to terminate these Terms by sending written notice to the other party. These Terms are considered as terminated from the date of receipt of such notification. 33.6. Assignment You may not assign or transfer any of your rights or obligations under these Terms without prior written consent from the Custodian, including any right or obligation related to the enforcement of laws or the change of control. The Custodian may assign or transfer any or all of its rights or obligations under these Terms, including, without limitation, in connection with any merger, acquisition, or other corporate reorganization. 33.7. No Waiver No delay or omission by us in exercising any right or remedy under the Terms shall operate as a waiver of the future exercise of that right or remedy or of any other rights or remedies under the Terms. The rights and remedies provided in the Terms are cumulative and not exclusive of any rights or remedies provided by law. 33.8. Taxes 33.8.1. It is your own responsibility to determine what, if any, taxes apply to the payments you make or receive in relation to using our Services. It is your responsibility to collect, report, and remit correct tax to the appropriate tax authority. 33.8.2. You acknowledge that we are not responsible for determining whether any taxes apply to your use of the Services, or for collecting, reporting or remitting any taxes arising from your use of the Services. 33.8.3. The fees we are charging are exclusive from Value-added tax (VAT). 33.8.4. In case we are obliged under applicable law or voluntarily decide to report to any competent authorities any information that is related to your tax obligations, you undertake to provide us with the requested documents, data and information. 33.9. Information Storage 33.9.1. We store essential information related to the use of our Services for our own needs for at least eight (8) years in durable media of our choice. 33.9.2. On the other hand, in order to have proof of actions taken by you or by us in fulfillment of these Terms, you should save corresponding information and store it in durable media of your choice. 33.9.3. While we will take all practicable steps to protect the information in our possession against unauthorized or accidental access, processing, erasure, loss or use, we cannot guarantee the total security of your information and data. 33.10. Marketing and Custodian logos For the avoidance of doubt, notwithstanding anything to the contrary in these Terms, any marketing, publicity, press release and/or public announcement, or any use of the

Custodian trade name, logo or trademarks, is not permitted except with the prior written consent of the Custodian and shall always be subject to the Custodian branding guidelines and instructions. 33.11. Third-Party Website Disclaimer Any links to third-party websites accessible when using our Services does not imply endorsement by the Custodian of any product, service, information or disclaimer presented therein, nor does the Custodian guarantee the accuracy of the information contained therein. If you suffer loss from using such third-party products and Services, the Custodian shall not be liable for such loss. In addition, since the Custodian has no control over the terms of use or privacy policies of third-party websites, you should read and understand those terms and policies carefully. 33.12. Language These Terms may be translated into a language other than the English language. Any such translation is provided solely for your convenience. In the event of inconsistency or ambiguity, the English text shall prevail. You agree that the language used in these Terms as well as any communication between you (or any person authorized by you) and us will be in English. 33.13. Contact Information For more information, feel free to consult the Website and Mobile Application. If you have questions regarding these Terms and/or the Services, please feel free to contact the Custodian for clarification via our Customer Support team at support@ceffu.com.

EXHIBIT A List of Additional Services In addition to the Services described in the Terms, these Additional Services may be made available by the Custodian at its sole and absolute discretion: ● MirrorX Terms of Use - Exhibit B ● Escrow Service - Exhibit C ● Staking - Exhibit D ● MirrorRSV Services - Exhibit E

EXHIBIT B MirrorX Terms of Use 1. Introduction 1.1. These MirrorX Terms of Use (these “MirrorX Terms”) form part of and are subject to the Ceffu Terms of Use (the “Terms”) entered into between the Client and the Custodian and shall include as an additional party the exchange with which Custodian partnered to provide these MirrorX services (hereinafter referred to as the “Exchange Operator”) and govern your use of the “MirrorX Services”, as described in these MirrorX Terms. For the avoidance of doubt, “Client” shall have the same meaning as “you” or “your” under the Terms, “Custodian” shall have the same meaning as “Custodian” and “we” under the Terms, and “Additional Services” under the Terms include the MirrorX Services. 1.2. These MirrorX Terms consist of: (a) this Exhibit B; (b) the MirrorX Declaration of Trust set out in Annex 1 to this Exhibit B; and (c) the Terms (each as amended from time to time). Defined terms used in these MirrorX Terms shall have the meaning given to those terms in the Terms. In the event of a conflict between the terms of these MirrorX Terms and the Terms, these MirrorX Terms shall prevail. 1.3. In order to subscribe for the MirrorX Services, the Client: a) has to open an account on the exchange platform (“Exchange”) and shall agree to comply with all applicable procedures, requirements, and terms of use established by the Exchange Operator in order to become and remain a client of the Exchange. The relationship between the Exchange Operator and the Client shall be governed by and subject to the applicable terms, conditions, and agreements established by the Exchange Operator (collectively, the “Exchange Terms”); b) has to open a Prime Wallet with the Custodian and transfer Eligible Virtual Assets into the Prime Wallet; and c) hereby acknowledges and agrees that the Prime Wallet shall be subject to the MirrorX Declaration of Trust. 1.4. The Custodian's contact email address (including for the provision of notices) is support@ceffu.com. 2. Definitions 2.1. “Amount”, in relation to Virtual Assets, means the quantity (in terms of the number of units or denominations) of such Virtual Assets and not their market value or price in any other currency or asset. 2.2. “Designated MirrorX Exchange Account” means an Exchange account controlled by the Client to which MirrorX Virtual Assets have been delegated. 2.3. “Eligible Virtual Assets” means any Virtual Assets designated as such by the Custodian in its sole and absolute discretion, as listed on https://www.ceffu.com/supported-assets. 2.4. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, performance, assets, condition (financial or otherwise) or prospects of the Client; or, (b) the ability of the Client to perform its obligations under these MirrorX Terms; or (c) the validity or enforceability of, or the effectiveness of these MirrorX Terms or the rights or remedies of the Exchange Operator hereunder.

2.5. “MirrorX Declaration of Trust” means the declaration establishing the MirrorX Trust set out in Annex 1 of this Exhibit B, and which forms part of these MirrorX Terms. 2.6. “MirrorX Trust” means the trust declared pursuant to the MirrorX Declaration of Trust. 3. MirrorX Services 3.1. Subject to the terms in these MirrorX Terms, by subscribing for the MirrorX Services, the Client shall be entitled on one or more occasions from time to time to: a) nominate an Amount (whether some or all) of its available Eligible Virtual Assets stored in the Prime Wallet (“Locked Virtual Assets”); and b) upon such nomination pursuant to item “a” above, the Amount of the Locked Virtual Assets will be delegated to the Client’s Designated MirrorX Exchange Accounts (“MirrorX Virtual Assets”). 3.2. The Locked Virtual Assets and MirrorX Virtual Assets shall be of the same type of Eligible Virtual Assets. 3.3. The Client acknowledges that pursuant to Clause 8.3 of the Terms immediately upon: 3.3.1. the acceptance of this MirrorX Terms and the Declaration of Trust; 3.3.2. binding the Prime Wallet to the Designated MirrorX Exchange Account; 3.3.3. the nomination of an Amount of Eligible Virtual Assets pursuant to item “a” of Article 3.1. above; and 3.3.4. the delegation of the Locked Virtual Assets as MirrorX Virtual Assets pursuant to item “b” of Article 3.1 above it will be declaring the MirrorX Trust, and the Locked Virtual Assets will be held on trust by the Custodian pursuant to the MirrorX Declaration of Trust. 3.4. The Custodian and the Exchange Operator shall be responsible for reconciling the difference between the Locked Virtual Assets and the MirrorX Virtual Assets. The reconciliation process is executed regularly and may result in the following scenarios: a) if the net balance (including realised trading profits and losses) of the Amount of MirrorX Virtual Assets is less than the Amount of the Locked Virtual Assets, the Client will be notified of the discrepancy and the need to reconcile. In such case, the Custodian shall transfer the required amount of Locked Virtual Assets from the Prime Wallet to the Exchange Operator to restore alignment; or b) if the balance of the Amount of Locked Virtual Assets falls below the Amount of the MirrorX Virtual Assets (including realised trading profits and losses), the Exchange shall transfer the required amount of MirrorX Virtual Assets to the Prime Wallet to restore alignment and such assets shall immediately be deemed nominated in accordance with clause 3.1(a) above and constitute Locked Virtual Assets. 3.5. The Client is entitled to withdraw, transfer out, access or use the available balance of the MirrorX Virtual Assets directly on the Exchange, subject and in accordance with the Exchange Terms. The Client further agrees that if the balance of Virtual Assets in the Designated MirrorX Exchange Accounts falls below the value of the Locked Virtual Assets, reconciliation of the difference between the Locked Virtual Assets and the MirrorX Virtual Asset as set out in Article 3.4 shall be automatically initiated. In such a case, the Custodian shall transfer the relevant Amount of Locked Virtual Assets deposited by the

Client in the Prime Wallet to the Exchange Operator. 3.6. In the event of a dispute between the Client and the Custodian or the Exchange Operator in connection with any Virtual Assets under these MirrorX Terms or the Terms, the Custodian will continue to hold such dispute Eligible Virtual Assets on trust until the dispute is resolved in accordance with the dispute resolution Article in the Terms, which the Exchange Operator hereby also agrees and accepts. 3.7. If (a) the Exchange Operator enters insolvency proceedings under any applicable law, or (b) the Client’s Virtual Assets in any of Client's Designated MirrorX Exchange Account (i) are frozen for more than thirty (30) days (other than in accordance with applicable law or the Exchange Terms); or (ii) are subject to a write-down; or (iii) are no longer available for transfer, the Custodian shall as soon as reasonably practicable calculate or establish the account balance in each of the Client's Designated MirrorX Exchange Accounts (“Final Balance”). For these purposes, the Custodian may rely exclusively and without further inquiry on the records and data provided by the Exchange Operator, save in case of manifest error. 3.8. The Custodian shall then establish the Final Balance in BTC and, subject to Article 3.9 below, release to the Client an Amount of Locked Virtual Assets with a value in BTC equivalent to the Final Balance. With immediate effect, such Amount shall no longer be held on trust by the Custodian for the Exchange Operator, but shall instead be held on trust by the Custodian for the Client. At the same time, the balance of any relevant Designated MirrorX Exchange Account shall be reduced by the same Amount that is released from the Locked Virtual Assets. 3.9. The maximum Amount of Virtual Assets that shall be released from the Prime Wallet shall never exceed the Amount of the Locked Virtual Assets. In the event that the Final Balance exceeds the value of the Locked Virtual Assets, the Custodian can only release the Locked Virtual Assets to the Client. Any excess will have to be recovered by the Client from the Exchange Operator and the Custodian shall have no liability to the Client in respect of such excess. 3.10. Each of the following events shall constitute an “Acceleration Event” and upon the occurrence of any such event, the Client shall be required to satisfy all liabilities owing to the Exchange Operator in respect of the MirrorX Virtual Assets: a) any event or series of events occurs which, in the opinion of the Exchange Operator, acting reasonably, has or might have a Material Adverse Effect; or b) the Custodian or the Exchange Operator becomes unable to provide the MirrorX Services due to changes in applicable law or due to any action from regulators. 3.11. Upon any Acceleration Event pursuant to Article 3.10, the Custodian or the Exchange Operator (as applicable) shall be entitled, without prior notice to you to take any or all of the following action: a) terminate these MirrorX Terms; b) discharge your obligations to the Exchange Operator in respect of the MirrorX Virtual Assets, by transferring the relevant Amount of Locked Virtual Assets from the Prime Wallet to the Exchange Operator to the extent it is beneficially entitled thereto in accordance with the MirrorX Declaration of Trust; c) sell or charge in any way any or all Locked Virtual Assets and to apply the proceeds in or towards satisfaction of any obligation or liability (including any contingent or prospective liability) you may have to the Custodian and/or the Exchange Operator;

d) use relevant key shares held by the Custodian in order to sign independently any transaction allowed under items “b” and “c” above to facilitate the set off by the Exchange Operator of: (i) any sum or obligation (whether matured or unmatured and irrespective of the currency, type of Virtual Assets, place of payment or settlement or booking office of the sum or obligation) owed by the Client to the Exchange Operator; against (ii) any sum or obligation (whether or not arising under this Agreement, whether matured or unmatured and irrespective of the currency, type of Virtual Assets, place of payment or settlement or booking office of the sum or obligation) owed by Exchange Operator to the Client; and (iii) transfer the relevant Amount of Virtual Assets deposited by the Client in the Prime Wallet to the Exchange Operator, and where relevant, the Client’s Qualified Wallet and/or Co-Sign Wallet; e) the Exchange Operator may close out, replace or reverse any transaction or position in any Designated MirrorX Exchange Account and to convert any Virtual Assets at such prices, rates and times as the Exchange Operator conclusively determines to be appropriate in order to meet obligations incurred by you in respect of the MirrorX Virtual Assets and/or enter into any other transaction or take, or refrain from taking, such other action at such time or times and in such manner as, the Exchange Operator considers necessary or appropriate (in its sole discretion); and f) reserve the right to pass your details on to a third party for debt collection purposes if we reasonably believe that any amount owing to the Custodian or the Exchange Operator by you will not be paid. 3.12. The products and services made available to you by the Exchange Operator when using the Designated MirrorX Exchange Account may differ from the full suite of the Exchange Operator’s products and services. The Custodian does not guarantee access or availability of any products or services of the Exchange Operator. 3.13. By subscribing to the MirrorX Services and entering into these MirrorX Terms, the Client hereby expressly and irrevocably authorises the Custodian and the Exchange Operator to exercise all rights, powers, and remedies granted to them under these MirrorX Terms, including but not limited to those set out in Articles 3.1 through 3.11, without requiring any further consent or prior notice from the Client at the time of such exercise. 3.13.1. The Client acknowledges that the Custodian and Exchange Operator may take any actions reasonably necessary or incidental to the management, reconciliation, transfer, withdrawal, enforcement, and administration of the Client’s Virtual Assets as described in the MirrorX Terms. 3.13.2. The Client confirms that the pre-authorised instructions provided herein are sufficiently detailed, accurate, and relevant to enable the Client to understand the circumstances under which such instructions will be relied upon by the Custodian and Exchange Operator, and the nature of the actions that may be taken pursuant to these instructions. 3.13.3. The Client confirms that this pre-authorisation is given voluntarily, is informed, and is a material condition of the Client’s participation in the MirrorX Services. 3.13.4. The Custodian and Exchange Operator shall exercise their rights and powers under this pre-authorisation in good faith and in accordance with applicable laws and the terms of this Agreement. 4. Fees In addition to any fees charged by the Custodian to the Client for the MirrorX Services in accordance with Article 12 of the Terms, the Custodian shall be entitled to charge the Client customary gas fees that may vary from time to time to conduct transactions using the MirrorX Services. All other fees and charges, as set out in the Terms shall also apply to the MirrorX Services. 5. Termination of MirrorX Services 5.1. The Client may cancel the MirrorX Services on reasonable notice, with or without cause, provided that to cancel the MirrorX Services, Clients must have (a) satisfied all liabilities owing to the Exchange Operator in respect of the MirrorX Virtual Assets, (b) satisfied all liabilities owing to the Custodian in respect of the MirrorX Services and (c) contacted the Custodian at the Custodian’s email address above to notify the Custodian of its desire to terminate. 5.2. The Custodian or the Exchange Operator may cancel the MirrorX Services at their convenience upon notice to the Client, provided that either party provides no less than seven (7) days’ written notice to the respective parties. Upon expiry of the relevant notice period, the Client shall be required to satisfy all liabilities owing to the Exchange Operator in respect of the MirrorX Virtual Assets and the provisions of Article 3.11 above shall apply. 5.3. The Client authorizes the Custodian to deduct any or all Eligible Virtual Assets from the Prime Wallet (thereby using relevant key shares held by the Custodian), for the purposes of satisfying all liabilities to the Exchange Operator and/or the Custodian, before releasing any Locked Virtual Assets to the Client. 5.4. Without prejudice to any rights that the Custodian or the Exchange Operator may have under Article 5.2, the Custodian may establish any risk rating rules or policies that, whether communicated to the Client or not, may determine if the Custodian or the Exchange Operator will exercise its right to terminate these MirrorX Services. Such risk rating rules or policies may refer to (a) the value of the Exchange Accounts held to the credit of the Client, (b) the Client's trading history, or (c) any other matters. For the purposes of dispelling any ambiguity, the existence and communication or non-communication of any rating rules or policies does not fetter the Custodian’s or the Exchange Operator’s right to terminate pursuant to this Article. 6. Risk Warning 6.1. Clients acknowledge and understand that the MirrorX Virtual Assets may be subject to various risks, which could result in partial or total loss of such assets. These risks include, but are not limited to: a) Market Risk: The value of the MirrorX Virtual Assets may fluctuate significantly due to market volatility, regulatory changes, or other external factors. b) Operational Risk: Risks arising from failures or errors in technology, security breaches, cyber-attacks, or human error affecting the safekeeping or management of Virtual Assets. c) Legal and Regulatory Risk: Changes in laws, regulations, or enforcement actions that may affect the availability, transferability, or legality of Virtual Assets or MirrorX Services. d) Co-Mingling Risk: The Locked Virtual Assets will be held in Prime Wallets, which could affect the segregation and immediate availability of individual Client Virtual Assets. e) Liquidity Risk: The possibility that Virtual Assets cannot be readily converted to cash or other assets without significant loss in value. 6.2. The likelihood and severity of losses may vary depending on market conditions, operational circumstances, and other factors beyond the control of the Custodian and Exchange Operator. Clients should carefully consider these risks and seek independent advice if necessary before subscribing to the MirrorX Services. 6.3. Clients should also be aware of the full Custodian Risk Disclaimer. 6.4. By subscribing to the MirrorX Services, Clients acknowledge that they have read, understood, and accepted these risks. 6.5. Clients acknowledge and agree that in certain limited circumstances, the ownership of its Virtual Assets may be affected, including but not limited to Virtual Assets that have been lawfully settled pursuant to the terms of MirrorX Services or MirrorRSV Service. In such case, the Client’s ownership rights may be limited or suspended as specified in the relevant agreements or by law. 7. Miscellaneous 7.1. Custodian does not receive any remuneration, discount, commission, or other benefits from the Exchange Operator or any other third party in connection with the provision of MirrorX Service. Custodian acts independently and solely in the interest of safeguarding Clients Virtual Assets, without any financial incentives from third parties that could influence the provision of these services. 7.2. These MirrorX Terms and any contractual or non-contractual claims arising out of or in connection with them shall be governed by and construed in accordance with the laws of Singapore. 7.3. Article 27 of the Terms (Resolving Disputes: Forum, Arbitration, Class Action Waiver) shall apply to these MirrorX Terms, save that in that Article any references to Kingdom of Bhutan shall be replaced by references to “Singapore”, except that any references to Bhutanese regulations governing regulated segments of the services shall remain unchanged and shall not be replaced by references to Singapore. 7.4. All modifications or amendments to these MirrorX Terms shall be effective when communicated by the Custodian to the Client. The Client may state its unwillingness to accept the amended Terms by applying to terminate these MirrorX Terms and these MirrorX Services in accordance with Article 5. 7.5. No agency or partnership is intended to be created by these MirrorX Terms, and nothing in these MirrorX Terms, or in any other agreements entered between the Custodian and the Client in any relation to these MirrorX Terms, shall constitute the Client an agent, partner or representative of the Custodian.

Annex 1 to Exhibit B MirrorX Declaration of Trust THIS MIRRORX DECLARATION OF TRUST (“DECLARATION”) IS INCORPORATED BY REFERENCE INTO AND BINDING UNDER THE MIRRORX TERMS BY THE CLIENT: (I) ACCEPTING THIS DECLARATION; (II) ACCEPTING THE TERMS OF USE; (III) BINDING THE PRIME WALLET TO THE DESIGNATED MIRRORX EXCHANGE ACCOUNT; AND (IV) DELEGATING LOCKED VIRTUAL ASSETS. THE CLIENT ACKNOWLEDGES, AND AGREES TO, THIS DECLARATION AND CONFIRMS ITS ROLE AS SETTLOR.      This Declaration is made by: Client, in its capacity as settlor of the MirrorX Trust (“Settlor”); Ceffu Digital Pte. Ltd., a private company incorporated under the laws of Gelephu Mindfulness City, Bhutan, whose company registration number is A5921565Z, in its capacity as trustee on behalf of the Beneficiaries (the “Trustee”); and Exchange Operator, as a beneficiary of the MirrorX Trust. BACKGROUND: (A) Trustee provides the MirrorX Services to the Settlor. (B) Trustee and the Exchange Operator have entered into a separate agreement through which the Exchange Operator acknowledges and agrees to be bound to the terms of this Declaration. (C) As provided in the MirrorX Terms, as part of the MirrorX Services, the Settlor has transferred and will transfer Eligible Virtual Assets held in custody by the Trustee into one or more Prime Wallets. The Settlor may, pursuant to the relevant documentation in connection with the MirrorX Services, nominate an Amount (whether some or all) of its available Eligible Virtual Assets stored in the Prime Wallet(s), to be Locked Virtual Assets. Upon such nomination, an Amount of Eligible Virtual Assets equal to the Amount of Locked Virtual Assets will be delegated to the Settlor’s respective Designated MirrorX Exchange Account, as MirrorX Virtual Assets. In accordance with these instructions, the Locked Virtual Assets in the Prime Wallet(s) will be held on trust for the Beneficiaries pursuant to this Declaration. (D) The intention and effect of this Declaration is to create absolute beneficial interests in favour of each Beneficiary in, or in relation to, the Locked Virtual Assets held in the Prime Wallet(s) from time to time. Accordingly, the Trustee agrees to hold the MirrorX Trust Property on a bare trust and subject to the terms of this Declaration. (E) The Trustee shall hold the MirrorX Trust Property on a bare trust subject to the terms of this Declaration, and shall not use such MirrorX Trust Property for any purpose other than in accordance with the purposes set out in this Declaration. The Trustee makes no representation or warranty regarding other Virtual Assets held in the Prime Wallet. NOW IT IS WITNESSED AND DECLARED as follows: 1. DEFINITIONS AND INTERPRETATION 1.1 Incorporation of Definitions

Capitalised terms in this Declaration shall, except where the context otherwise requires and save where otherwise defined in this Declaration, have the meanings given to them in the MirrorX Terms of Use (the “MirrorX Terms”), entered into between the Trustee, the MirrorX Clients and the Exchange Operator, forming part of Ceffu Terms of Use, as available on www.ceffu.com/download/Ceffu-Digital-BT-Terms-Of-Use.pdf (the “Terms”), entered into between the Trustee and the MirrorX Clients. 1.2 Additional Definitions In this Declaration: “Beneficial Share” has the meaning given to it in Clause 3.1. “Beneficiaries” means (i) the Settlor, in its capacity as a user of the MirrorX Services who delegates Locked Virtual Assets to Designated MirrorX Exchange Accounts; and (ii) the Exchange Operator, in its capacity as the entity entitled to a Beneficial Share as defined under Clause 3.1. “MirrorX Account Records” means the account records of the Settlor maintained by the Trustee in cooperation with the Exchange Operator that relate to the Amount of Virtual Assets owed by the Settlor to the Exchange Operator (and vice versa) pursuant to the MirrorX Services. “MirrorX Trust” has the meaning given to it in Clause 2.1(a). “MirrorX Trust Property” has the meaning given to it in Clause 2.1(a). 2. MIRRORX TRUST 2.1 Declaration of Trust (a) The Settlor hereby declares that all rights, title, interest and benefit, present and future, in, to and under the Amount of all Locked Virtual Assets from time to time are to be held on trust by the Trustee for the benefit of each of the Beneficiaries (the “MirrorX Trust”, and all such assets shall hereinafter be referred to as “MirrorX Trust Property”), and the Trustee hereby confirms and gives notice that it shall hold on trust the MirrorX Trust Property in accordance with this Declaration.     (b) The Settlor acknowledges that this Declaration is effective upon Settlor (i) accepting this Declaration; (ii) accepting the Terms of Use; (iii) binding the Prime Wallet to the Designated MirrorX Exchange Account; and (iv) delegating the Locked Virtual Assets, and is irrevocable while the Settlor is receiving the MirrorX Services.      (c) The Trustee shall hold the MirrorX Trust Property at the instruction of the Beneficiaries. (d) It is hereby declared that the interests and entitlements of the Beneficiaries in and to the MirrorX Trust Property shall be vested and indefeasible, such that the Beneficiaries are each absolutely entitled to the assets comprised in the MirrorX Trust Property (as applicable) as they are received and as income thereon arises. (e) All MirrorX Trust Property is held by the Trustee for the Beneficiaries as tenants in common each absolutely entitled to their respective Beneficial Share. (f) No Beneficiary shall be entitled to demand or receive a particular Locked Virtual Asset or any other asset comprising a part of the MirrorX Trust Property, save that the Beneficiaries acting together and between them holding the entirety of the beneficial interests in the MirrorX Trust may, at any time, in reliance on their absolute beneficial interest in the MirrorX Trust Property, call for the transfer to them or vesting in them (or at their direction) of the legal estate and/or beneficial interest in all of the MirrorX Trust Property. 2.2 Disposals of interests in the MirrorX Trust The Settlor may not transfer, assign, exchange, place in any custodial arrangement for security purposes or otherwise convey or dispose of, its beneficial entitlement in the MirrorX Trust Property or create any encumbrance thereover without the prior consent of the Exchange Operator. 3. APPLICATION OF MIRRORX TRUST PROPERTY 3.1 Beneficial Shares Each Beneficiary’s “Beneficial Share” means the portion of the MirrorX Trust Property to which such Beneficiary is entitled from time to time, as determined by the Trustee by reference to this MirrorX Declaration of Trust, the MirrorX Terms and the MirrorX Account Records and the outcome of the reconciliation and netting process described in Article 3.4 of the MirrorX Terms. The Exchange Operator’s Beneficial Share at any time shall comprise only the portion of the MirrorX Trust Property that the Settlor would be obligated to transfer to the Exchange Operator following such reconciliation if it were to occur at that time, provided that upon the occurrence of an Acceleration Event, the Beneficial Share of the Exchange Operator shall immediately comprise the equivalent of all Settlor’s liabilities owing to the Exchange Operator in respect of the MirrorX Virtual Assets. The Settlor’s Beneficial Share shall comprise all remaining MirrorX Trust Property after deduction of the Exchange Operator’s Beneficial Share. For the avoidance of doubt, the aggregate of the Beneficial Shares of all Beneficiaries shall at all times be equal to the total balance of the MirrorX Trust Property. 3.2 Application of MirrorX Trust Property (a) Each Beneficiary’s Beneficial Share shall be determined by the Trustee by reference to the MirrorX Account Records, which shall in the absence of manifest error, be conclusive evidence of each Beneficiary’s respective beneficial interest in or in relation to the MirrorX Trust Property under this Declaration. (b) In accordance with the requirements set forth in the MirrorX Terms, the Trustee shall transfer to the Beneficiaries on a pro rata and pari passu basis, their respective Beneficial Share of the MirrorX Trust Property (their respective “Distribution Amount”). (c) The Beneficiaries undertake with each other that if one of them (the “Excess Beneficiary”) receives an amount in excess of their Distribution Amount as a result of the Trustee transferring more of the MirrorX Trust Property to that Beneficiary than it is entitled to receive under Clause 3.2(b) above (such amount an “Excess Distribution”), then promptly upon the Trustee confirming the amount of such Excess Distribution, the Excess Beneficiary will transfer to the other Beneficiary the amount of such Excess Distribution that it should have received in accordance with Clause 3.2(b) above. 4. BENEFICIARY INSTRUCTION TO TRUSTEE The Beneficiaries shall (collectively) be entitled to instruct the Trustee in the application of the MirrorX Trust Property. Wherever any provision of this Declaration refers to the Trustee agreeing or consenting to any request, agreement or action, or where this Declaration refers to any action being taken at the direction of the Trustee or the Beneficiaries, such references shall be deemed to refer to the Trustee agreeing, consenting or acting, as applicable, on, or pursuant to, the instructions of the Beneficiaries acting together.

5. TRUSTEE PROVISIONS 5.1 Instructions from Beneficiaries (a) In respect of the MirrorX Trust, each of the Beneficiaries hereby directs the Trustee to take all necessary steps and do everything which each of the Beneficiaries (acting together) may request or direct it to do in order to give effect to the terms of this Declaration. (b) The Trustee will not be bound and shall have no power to take any proceedings, actions or steps under or in connection with any of this Declaration unless: (i) it has been granted the power and discretion to do so under any express provision of this Declaration; and (ii) it shall have been indemnified or pre-funded to its satisfaction against all liabilities, proceedings, claims and demands to which it may be or become liable and all costs, charges and expenses which may be incurred by it in connection therewith and the terms of such indemnity may include the provision of a fighting fund, non-recourse loan or other similar arrangement. (c) In the event that the Trustee is required to obtain or otherwise seeks an instruction from the Beneficiaries before taking any proceedings, actions or steps under or in connection with this Declaration, it shall as soon as reasonably practicable, provide sufficient information to the relevant Beneficiaries as they may require in order to be able to give such instructions. 5.2 Notwithstanding any provision to the contrary in this Declaration or any rule of law, the provisions of the Singapore Trustee Act 1967 (the “Act”) shall not apply to this Trust or the Trustee, except to the extent that any provision of the Act is expressly incorporated by reference in this Declaration. The Trustee shall have all the powers, duties, and discretions conferred upon them by this Declaration and shall not be subject to any of the restrictions or obligations imposed by the Act, except as expressly provided herein. In the event of any conflict between the provisions of this Declaration and the Act, the provisions of this Declaration shall prevail. 5.3 Powers of Contribution Save as expressly provided for in this Declaration, the Trustee shall have no further or other powers of investment with respect to the MirrorX Trust Property and neither the Trustee Act 2000 nor any other provision relating to trustee powers of investment implied by statute or general law shall apply to the MirrorX Trust and, for the avoidance of doubt, the statutory power to accumulate income conferred on trustees by Section 31 of the Trustee Act 1925 is expressly excluded. 5.4 No Replacement The Settlor shall not, at any time, remove or purport to remove and/or replace the Trustee as the trustee of the MirrorX Trust. 5.5 No Implied Duties The duties and obligations of the Trustee under the MirrorX Trust shall be determined solely by the express provisions of this Declaration. The Trustee shall not be liable under this Declaration except for the performance of such duties and obligations as shall be specifically set forth herein or therein respectively. No implied covenants or obligations shall be read into this Declaration against the Trustee, and the permissible right of the Trustee to do things set out in this Declaration shall not be construed as a duty.

5.6 No Liability The rights and obligations of the Trustee and each of the Beneficiaries are several and independent. None of the Trustee or the Beneficiaries is responsible for the obligations of any other person which is a party to this Declaration. None of the Trustee or the Beneficiaries shall be liable to each other, in the absence of wilful default, negligence or breach of the terms of this Declaration, in respect of any loss or damage which arises out of the exercise or attempted or purported exercise or failure to exercise any of their respective powers. 5.7 Reliance on Certificates The Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, officer’s certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Declaration by the proper party or parties. 5.8 Reliance on Third Parties The Trustee may, in relation to these presents, act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, broker, accountant, financial adviser, securities dealer, merchant bank, computer consultant or other expert and shall not, provided that it shall not have acted fraudulently or in breach of any of the provisions of this Declaration, be responsible for any loss occasioned by so acting. Any such opinion, advice, certificate or information may be sent or obtained by letter, e-mail or other electronic means and the Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic. 6. WAIVER OF CONFLICT Settlor waives any conflict that the Trustee has or may have as a result of acting in its capacity as trustee of different trusts. 7. SUPERSESSION This Declaration supersedes and replaces any previous declarations of trust or agreements related to the MirrorX Trust Property. 8. GOVERNING LAW AND JURISDICTION 8.1 Governing law This Declaration and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Singapore. 8.2 Resolving Disputes: Forum, Arbitration, Class Action Waiver Article 27 of the Terms (Resolving Disputes: Forum, Arbitration, Class Action Waiver) shall apply to this Declaration, save that in that Article (1) any reference to the Terms shall be read as a reference to this Declaration, and (2) any references to “Kingdom of Bhutan” shall be replaced by references to “Singapore”.

EXHIBIT C Escrow Service In order to subscribe to Escrow Service, the Client must make a request to the Custodian, which may provide the Client with a three parties agreement framing this service.

EXHIBIT D Staking 1. Overview of the Staking Services By holding certain Supported Virtual Assets with the Custodian, you can stake your assets. Staking is defined as committing assets to network validators within a Proof of Stake (POS) network, facilitated by third-party Validators. The Custodian provides you access to these staking Services via its digital platform. For the purposes of this Exhibit D, “Validator” means a node operator, staking infrastructure provider, or other third-party entity that participates in a blockchain network’s consensus mechanism by validating transactions, producing blocks, or otherwise supporting network security, and which may be selected (directly or indirectly) by you through Custodian for the purpose of staking. For clarity, “Validator” includes any third-party staking services provider engaged by Custodian or integrated into Custodian, but expressly excludes the Custodian itself unless otherwise specified. Please be aware that once your assets are staked, your relationship concerning these assets is directly with the Validators or third-party provider, not the Custodian. The Custodian's role is strictly as an intermediary, facilitating the process of staking services through its digital platform. It is crucial to understand that the Custodian is NOT involved in the direct staking contract between Validator(s) or third-party provider and the Client. To stake your Virtual Assets, you must access the staking service compatible with specific Virtual Assets listed on our platform. Upon selecting a Virtual Asset, a list of Validators operating under the same network protocol will be presented. The staking service enables you to choose from this selection of Validators to stake directly per your preference. Depending on the third-party provider chosen, you may be required to separately review and accept such provider’s terms of use, including specific risk disclosures and eligibility conditions, as a prerequisite to using those services. Your relationship for such staking services will then also be governed by those provider terms in addition to these Terms. Staking may be available from Prime Wallet, Qualified Wallet, and Co-sign Wallet. Where staking occurs from a Co-sign Wallet, you retain one key share and are solely responsible for its safekeeping, device security and any operational actions you initiate. Loss, compromise or misuse of your key share may result in loss of access to assets or Rewards; the Custodian is not liable for such losses. If you initiate a transaction via Custodian application or web platform, the transaction will be signed using the key shard held by you and one of the key shards held by the Custodian. If you initiate a transaction via an API call, the Custodian will use both key shards held by the Custodian to sign the transaction. The Custodian shall ensure that there are sufficient safeguards in place to protect the respective key shards. This includes that the Custodian shall ensure that signing nodes via API calls shall only be callable by a specific microservice. This microservice shall be protected by an API gateway, ensuring that only requests that pass the OpenAPI credentials validation can access the internal microservice. Depending on the asset, network and provider, your Virtual Assets may remain in your wallet or be moved on-chain to a protocol smart contract, validator address, or wrapped/liquid staking contract. 2. Service Limitations It is important to understand that every POS network, with which you intend to stake your Virtual Assets, operates under separate rules and requirements that you must accept:

a. Should the network need the transfer of your Virtual Assets to a Validator, the Custodian takes no responsibility, nor liability for any possible losses or damages focused on the principal or Rewards. Where the provider operates a mechanism where your Virtual Assets remain under your control (e.g., through a non-custodial or delegated staking model), you acknowledge that all risks associated with key management, wallet access, and protocol operations rest solely with you and the third-party provider. b. If, alternatively, the network accommodates your Virtual Assets to remain in your Qualified Wallet, the Custodian is only accountable for any damages directly caused by it. This follows the Terms, and the Custodian doesn't accept any responsibility for losses or damages related to the Rewards. c. Where the provider operates a non-custodial or delegated model, you are solely responsible for key management, wallet access, transaction approvals, and any signing policies. d. Some Virtual Assets may be staked via wrapped/liquid staking arrangements (e.g., issuance of a liquid staking token (“LST”)). Your use of liquid staking arrangements will result in a transfer of your staked tokens from Ceffu’s custody to the staking contract. Ceffu’s custodial services and the corresponding obligations in relation to your staked assets will cease when the interaction with the liquid staking interaction is broadcasted onto the blockchain. Ceffu disclaims all custodial responsibility for assets that are staked via wrapped/liquid staking arrangements. e. LSTs are third-party instruments and may carry smart-contract risk, redemption/queue risk, liquidity risk, and market price divergence from the underlying asset. Redemption, conversion, or unwrapping is not guaranteed within any timeframe and may be subject to provider/network limits or fees. f. For Virtual Assets that are not natively Proof-of-Stake (e.g., staking enabled through third-party protocols), additional protocol, bridge, smart-contract and operational risks apply. The Custodian disclaims responsibility for such risks and any associated losses. g. The Custodian may add, suspend, or discontinue staking support for any asset, network, wallet type, or provider at any time for any reason (including risk, technical, or compliance reasons). Your responsibility is to manage any required unstake/restake steps. h. The Custodian is not a party to and assumes no liability under any third-party provider’s terms of use that may govern your access to or use of specific staking services. Your acceptance of such provider terms is solely between you and the relevant provider. Please be distinctly aware that we, as the Custodian, have no liability for any potential losses or damages pertaining to your Staked Assets or associated Rewards. This limitation extends to situations involving the transfer of Virtual Assets and scenarios where the network enables your assets to remain in your Qualified Wallet. 3. Rewards For each network, the staking Annual Percentage Rate (APR) for available Validators, along with the Validators' commissions, is disclosed on the network's main page accessible through our platform. The Custodian does not provide any guarantees for the receipt of staking Rewards or the rates of these Rewards—these elements solely depend on the network and the chosen Validators and third-party provider. Staking Rewards, APRs, and Validator commissions displayed on our platform are provided by third-party providers (including via API integrations). Such information may be delayed, incomplete, or inaccurate, and the Custodian makes no representation or warranty regarding its accuracy, reliability, or timeliness. The Custodian shall not be liable for any reliance by you on such information.

The Custodian does not have administrative oversight or control over the distribution of Rewards. Therefore, we are not liable for fluctuations, delayed, partial, or non-delivery of anticipated Rewards. Where Rewards are distributed directly by the relevant third-party provider or network to your designated wallet, the Custodian shall not be involved in, nor responsible for, the flow of such Rewards. Rewards may be denominated in tokens different from the staked asset and may accrue via rebase, on-chain claim, price appreciation of an LST, or other protocol-specific mechanisms. Compounding, auto-restake and claiming (if available) are provider/network features and not guaranteed. Net Rewards may be reduced by validator commissions, network fees, slashing or downtime. The Custodian is not responsible for market price movements of any LST or reward token. 4. Unstaking Information Some Virtual Assets Networks impose a compulsory waiting period, the “Unstaking Period”, during which your staked assets endure transfer or sale limitations. During the Unstaking Period, should you instruct a Validator via the Custodian's platform to unstake your assets, these assets remain inaccessible until the period comes to an end. The Custodian may invoke supplementary waiting periods to systematize the transfer of your assets to your Qualified Wallet post the Unstaking Period expiration. To initiate the unstaking of your assets, follow the precisely outlined steps provided in our user manual, available on the platform. Please note that the communication with the Validators should be conducted through the specified channels and could take up to forty-eight (48) hours to be processed before your assets are unstaked. The accrual of your staking rewards may be subject to bonding or “warm-up” periods, and end of rewards to unstaking queues imposed by the network/provider. Certain networks may require manual claims and restrict your restaking to defined windows. The Custodian may implement reasonable operational batching or holds to process unstaking/transfer events. 5. Slashing Reimbursements and Missed Rewards Certain Proof-of-Stake networks and/or Validators may, from time to time, provide monetary or in-kind compensation for penalties applied to staked assets (“Slashing Reimbursements”) or for rewards not received due to validator downtime or other service interruptions (“Missed Rewards”). Where such Slashing Reimbursements or Missed Rewards are paid directly to the Custodian by the applicable network, Validator, or third-party staking services provider in relation to your Staked Virtual Assets, the Custodian will, on a periodic basis, distribute the corresponding amounts to you, net of any applicable fees, taxes, or costs of transfer. The Custodian shall have no obligation to verify, pursue, claim, or enforce the payment of any Slashing Reimbursements or Missed Rewards on your behalf, and shall only distribute such amounts to the extent actually received by the Custodian from the relevant network, Validator, or third-party provider. The Custodian makes no representation or warranty that any Slashing Reimbursements or Missed Rewards will be available, nor that they will be paid in full or within any particular timeframe. The determination of whether any amounts qualify as Slashing Reimbursements or Missed Rewards, and the calculation of such amounts, shall be made solely by the relevant network, Validator, or third-party provider and shall be final and binding for all purposes. 6. Protocol Changes and Forks Blockchain networks underlying the Staked Virtual Assets may, from time to time, undergo changes to their protocol, including but not limited to updates, upgrades, modifications, hard forks, soft forks, or other alterations to network rules or consensus mechanisms (“Protocol

Changes”). In the event the Custodian receives notice from a network, Validator, or third-party staking services provider of any known or anticipated Protocol Change, the Custodian will use commercially reasonable efforts to provide you with notice of such change as soon as practicable, using the communication methods available under these Terms. You acknowledge and agree that Protocol Changes may materially affect the operation of the Staking Services, the performance of Validators, the availability or calculation of Staking Rewards, and the value, functionality, or transferability of your Staked Virtual Assets. The Custodian shall have no responsibility or liability for any losses, damages, costs, or expenses incurred by you, or by any clients to whom you may delegate staking rights, arising out of or in connection with any Protocol Change, including without limitation any impact on staking operations, Validator performance, reward distribution, or asset availability. 7. Governance and Voting Protocols underlying certain Virtual Assets may offer stakers voting rights concerning matters of protocol-level governance. As such, the Custodian reserves the right at its discretion to either support or discontinue voting for these particular assets. Please note that Validators could vote on your behalf in situations where the operating protocol doesn't facilitate delegated voting. The Custodian bears NO responsibility, legal or otherwise, for any voting decisions or actions taken by the Validators or third party staking service providers on behalf of the stakers. 8. Validator Discontinuance Validators or third-party staking services providers supporting a particular Proof-of-Stake network or the Custodian may, at their sole discretion, cease operating validator nodes or otherwise discontinue their participation in such network (“Discontinuance”) at any time, subject to any notice requirements imposed by the relevant network or provider. In the event of a Discontinuance affecting your Staked Virtual Assets, the Custodian will use commercially reasonable efforts to provide you with notice as soon as practicable after becoming aware of such event. You acknowledge and agree that it is your responsibility to initiate any actions necessary to unstake, restake, or otherwise manage your Staked Virtual Assets in connection with a Discontinuance. The Custodian shall have no responsibility or liability for any Damages arising from or in connection with a Discontinuance, including without limitation any loss of Staking Rewards, missed rewards, penalties, or inability to access or transfer Staked Virtual Assets. 9. Indemnification; Exclusions and Limitations of Liability The Custodian has no indemnification obligation for any acts or omissions of any Validator, third-party staking services provider, or blockchain network, or for any matters relating to the staking process, staking performance, or distribution of Rewards, Slashing Reimbursements, or Missed Rewards, and Missed Rewards incurred in connection with Jailing. For the purposes herein, “Jailing” means the removal of a Validator node from the active set on a Supported Blockchain in connection with a Slashing Penalty. To the maximum extent permitted by law, in no event will the Custodian be liable to you or any other person for: (i) any incidental, indirect, consequential, special, exemplary, or punitive damages of any kind; or (ii) any loss of actual or anticipated profits or revenues (whether direct or indirect), in each case arising out of or relating to the Staking Services, regardless of the theory of liability (contract, tort, or otherwise) and even if the Custodian knew or should have known of the possibility of such damages. To the maximum extent permitted by Law, the Custodian’s aggregate liability for all damages of any kind arising under or in connection with the Staking Services shall not exceed the total value of the affected Staked Virtual Assets at the time of the event giving rise to the claim, or, in the case of Slashing Reimbursements or Missed Rewards, the actual amount of such reimbursement or missed reward received by the Custodian from the relevant Validator, provider, or network for the specific event, net of applicable fees, taxes, and costs. Any indemnification, compensation, or reimbursement payable by the Custodian to you in connection with a claim will be net of any insurance proceeds or other recoveries you receive for the same matter. You agree to: (i) make any applicable insurance claim before seeking recovery from the Custodian; (ii) apply all such proceeds or recoveries to reduce the amount of your claim; and (iii) promptly refund to the Custodian any amounts the Custodian has paid to you that, together with such proceeds or recoveries, exceed your actual damages. You shall defend, indemnify, and hold harmless the Custodian, its Affiliates, and their respective officers, directors, employees, and agents from and against all claims, damages, losses, liabilities, costs, and expenses (including reasonable legal fees) arising from: (i) your breach of these Terms; (ii) your acts or omissions; (iii) any violation by you of applicable laws or regulations. 10. Staking Service Disclaimers Ceffu’s platform gives you access to third party Staking Services provided and governed by independent third-party providers. When you access or utilize these Staking Services, you will work with a third-party provider that stakes specific Virtual Assets (“Staked Virtual Assets”) for validating transactions on the related blockchain network. Successful validations may yield a network-issued reward (“Staking Reward”). When using the Staking Service, you acknowledge, agree, and consent to the following: a. Ceffu does not control or assume any liability for your use of the Staking Services. We expressly disclaim all liability for any potential issues or losses related to your use of the Staking Services, including any loss of Staked Virtual Assets, failure to obtain Staking Rewards, or fees incurred during the process. b. Ceffu cannot guarantee uninterrupted Staking operations. Interruptions in service can occur due to many factors beyond our control, such as codebase updates, network protocol changes, actions from third-party providers or network congestion. c. Ceffu cannot ensure the staking or ongoing staking of any specific Virtual Asset. The feasibility of staking certain Virtual Assets is based on the respective blockchain network's rules and the third-party staking services provider's terms and conditions. d. Ceffu bears no control over or responsibility for the Staking Rewards provided by the relevant blockchain network. Decisions about the distribution of Staking Rewards, including frequency and amount, solely rest with the respective networks and not Ceffu. e. Ceffu does not provide advice or make any predictions about the potential value or suitability of any specific Virtual Asset or the Staking Service. Any decision to use the Staking Service is your own, and Ceffu assumes no responsibility for this. f. Ceffu will never take custody of any of your rewards or assets and has no control over any Proof-of-Stake network or delegated mechanism where Ceffu may exercise validation rights delegated by you, or where a third-party provider facilitates staking while you retain key control. g. Ceffu does not guarantee that you will receive Staking Rewards or any Staking Reward rates. The successful transfer of the rewards is subject to the Proof-of-Stake networks and is not under Ceffu's control. h. Ceffu is not responsible for any failure by any supported Proof-of-Stake (POS) network to transfer rewards or for the loss of rewards due to reasons such as transfer to an incorrect wallet address or other risks like “slashing”. i. Ceffu does not guarantee uninterrupted or error-free operation of the staking services, nor does it ensure that it will rectify all defects or prevent disruptions caused by third parties or unauthorized third party access. j. Ceffu is not liable for any breaches committed by the user in relation to third-party Staking Services agreements. It is the user's responsibility to ensure compliance with those terms and conditions. k. You are responsible for all network, gas, and transaction fees related to staking, claiming, restaking, or unstaking. Fees may change without notice and may be deducted from Rewards or require separate payment/funding. l. Access to staking may be limited by sanctions, KYC/AML, licensing, or other legal restrictions. The Custodian may restrict or terminate access where it considers it necessary for legal, risk, or compliance reasons. m. Airdrops, rebates, MEV, and other protocol-level distributions are not guaranteed and may be unsupported. Where supported, the Custodian has no obligation to claim, process, or distribute unless and until it actually receives such amounts from the relevant network/provider and functionality exists to support the distribution. n. Your use of any Staking Services is subject to the separate terms and conditions of the third-party provider you select, which you must review and accept independently. The Custodian has no responsibility for such terms or for your compliance with them. By choosing to use the Staking Services, you acknowledge these conditions and understand the inherent risks, including but not limited to the risk of loss, reduction, or penalty. Before staking, conduct thorough research and careful analysis to ensure alignment with your financial goals, risk tolerance, and understand the staking process. If you have any doubts or misunderstandings regarding the staking process and involved risks, we strongly recommend seeking advice from an independent financial advisor before proceeding with the services.

EXHIBIT E MirrorRSV Services In order to subscribe to MirrorRSV Service, the Client must make a request to the Custodian, which may provide the Client with a three parties agreement framing this service.